                                                                   Exhibit 10.4

[LOGO OF CSG SYSTEMS, INC. APPEARS HERE]


April 3, 1998



Mr. Mark Halpin
Executive Vice President and CFO
Renaissance Media
Cablevision Center
Suite 100
Ferndale, NY 12734

Dear Mark:

       I am enclosing a copy of the executed agreement between our companies. There is an issue with the contracts you sent. One had a change for adding your corporate office telecommunications line at no charge; the other didn't. The one which is executed is the one which did not have the change.

       As you will recall, we agreed to add all system sites' primary locations to receive the telecom line at no charge - including Jackson, TN (which currently pays for their line): this did not include your corporate office. In fact, Todd Fielding of CSG provided Darlene Fedun with pricing for a separate phone line and installation charges. It was then decided for you to use the TW Liberty division communications line - with Renaissance paying only a minimal amount to separate the ports off the existing controller and for you to work out a deal with Liberty division regarding the phone line. I'm not even privy to the deal you worked out with them!

       I've also enclosed a clean copy of the contract for you to sign again and send back to me, should you want a fully executed original copy.

       Mark, this is a good deal for both our companies and I appreciate working with you and the people in Liberty again. Should you have any questions, please call me.

Sincerely,



David Wyllie
National Sales Manager

DRW:aa
Enclosures

               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (the "Master Agreement") is entered into as of this 28 day of March, 1998, between CSG Systems, Inc., a Delaware corporation with offices at 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado 80111 ("CSG"), and Renaissance Media LLC, a Delaware corporation with offices at Cablevision Center, Suite 100, Ferndale, NY 12734, (the "Customer"). CSG and Customer agree as follows:

Subject to the terms and conditions of this Master Agreement, Customer hereby agrees to purchase and/or license from CSG its subscriber management system solution utilizing the CSG services and products which are identified, provided and/or licensed as set forth in the attached Schedules which are hereby incorporated into and made a part of this Master Agreement by this reference, including, but not necessarily limited to:

        .  Schedule A - CSG's CCS system for subscriber video billing management
           ----------
           (the "CCS Services").

        .  Schedule B - CSG technical and consulting services (the "Technical
           ----------
           Services").

        .  Schedule C - CSG's CSG Vantage (the "CCS Product").
           ----------
        .  Schedule G - CSG's Print and Mail services (the "Print and Mail
           ----------
           Services").

The CCS Services, the Technical Services, the Print and Mail Services, and any other CSG service subsequently provided in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Services". CSG's CSG Vantage(T)(M), and any other CSG product subsequently licensed to Customer in an executed Schedule attached to this Master Agreement are collectively referred to in this Master Agreement as the "Products".

                         GENERAL TERMS AND CONDITIONS

1. FEES AND EXPENSES. The Products and Services will be provided for the fees set forth on Schedule F. Customer shall also reimburse CSG for reasonable
             ----------
out-of-pocket expenses, including travel and travel-related expenses that are consistent with CSG's standard travel reimbursement policies, incurred by CSG in connection with CSG's performance of its obligations under this Master Agreement.

2. INVOICES. Unless otherwise provided herein, Customer shall pay amounts due hereunder within thirty (30) days after receipt of invoice therefor. Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of one and one-half percent (1 1/2%) per month or the maximum rate allowed by applicable law.

3. TAXES. All amounts payable by Customer to CSG under this Master Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement. Customer will pay any taxes in addition to the amount due and payable. If Customer pays any such tax directly to the appropriate taxing authority, then Customer agrees to furnish CSG with the official receipt of such payment. Customer shall not, however, be liable for any taxes based on the net income of CSG.

4. ADJUSTMENT TO FEES. CSG shall not adjust any of the fees specified in Schedule F or otherwise specified in Schedules hereto prior to January 1, 1999.
----------
Thereafter, upon sixty (60) days prior written notice, CSG may increase such fees annually by an amount equal to the greater of three percent (3%) or 100 percent of the percentage increase in the Consumer Price Index, Urban Consumers, All Cities Averaged 1982-84 Equals 100, during the prior calendar year as published by the U.S. Department of Labor or any successor index, but in no event will CSG increase such fees annually by an amount greater than six percent (6%).

5. SHIPMENT. CSG will ship the Products, any Incorporated Third Party Software, and any other third party software from its distribution center, subject to delays beyond CSG's control. CSG will select the method of shipment via tape or by electronic file transfer for Customer's account. The license granted to the Products as set forth in the Schedule(s) commences upon CSG's delivery of the Products to the carrier for shipment to Customer. Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG's expenses, any Products that are lost or damaged while in route to Customer.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

6. EQUIPMENT PURCHASE. Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment, and routers (the "Required Equipment") that are necessary at Customer's place of business in order for Customer to utilize the Services and the Products as defined in this Master Agreement. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer's request and subject to the terms and conditions of Schedule B, CSG will consult
                                                   ----------
with, assist and advise Customer regarding Customer's discharge of its responsibilities with respect to the Required Equipment, and CSG will obtain for Customer any Required Equipment at CSG's then-current prices and on terms and conditions set forth in a separately executed purchase agreement.

7.  PRODUCTS WARRANTIES AND REMEDIES.
(a). Limited Warranty. Except as provided in Section 8 and 9, CSG warrants that
     ----------------
(i) the Products will conform to CSG's published specifications in effect on the date of delivery and (ii) the Products will perform in a certified "Designated Environment" (as defined in the applicable Schedules, attached hereto)
                                           ---------
substantially as described in the accompanying Documentation for a period of ninety (90) days after the date of delivery (the "Warranty Period"). Additionally, CSG warrants that (i) when delivered to Customer, the Software will be free from any viruses, disabling programming codes, or other instructions that will interfere with or adversely affect Customer's permitted use of the Software or that may be used to access, modify, delete, damage or disable Customer's computer systems and (ii) that the Documentation for the Products shall be sufficient to permit Customer to operate the Products. Notwithstanding the foregoing, if the Customer modifies VantagePoint by altering any of the source code provided by CSG, this limited warranty will be void as it relates to VantagePoint. Except as set forth in Schedule H, CSG provides all
                                                ----------
third party software, including the "Incorporated Third Party Software" (as defined below in Section 8), AS IS. Customer acknowledges that (i) the Products and the Incorporated Third Party Software may not satisfy all of Customer's requirements and (ii) the use of the Products and the Incorporated Third Party Software may not be uninterrupted or error-free. Customer further acknowledges that (i) the fees set forth in Schedule F and other charges contemplated under
                               ----------
this Master Agreement are based on the limited warranty, disclaimers and limitation of liability specified in this Section and Sections 8,9,13,14 and 15 and (ii) such charges would be substantially higher if any of these provisions were unenforceable.

(b) Remedies. In case of breach of warranty or any other duty related to the
    --------
quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer (i) the amount actually paid to CSG allocable to the defective Product, and (ii) a pro rata share of the maintenance fees that Customer actually paid to CSG for the period that such Product was not usable. Any such replaced Product shall provide functionally equivalent performance as was intended to be provided by the Product which it replaces. Any such corrected or replaced Product shall be warranted for the remainder of the Warranty Period or for thirty (30) days, whichever is longer. Customer acknowledges that this Subsection 7(b) sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Products. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE "LIMITATION OF REMEDIES" SET FORTH BELOW IN SECTION 14.

8. INCORPORATED THIRD PARTY SOFTWARE OR THIRD PARTY RIGHTS. Customer acknowledges that the Products incorporate certain third party computer programs and documentation (the "Incorporated Third Party Software") and/or the Products are licensed and the Services are offered under certain third party patent, copyright or other rights (the "Third Party Rights"), which are subject to the additional or alternative terms and conditions set forth in Schedule H, as
                                                            ----------
applicable (the "Incorporated Licenses"). In case of any conflict between this Master Agreement and the Incorporated Licenses, the terms of the Incorporated Licenses will prevail with respect to the Incorporated Third Party Software or the Third Party Right. The fees, if any, for the Incorporated Third Party Software that may be due in connection with this Master Agreement are set forth in Schedule F. CSG will be responsible for paying any fees for the Third
         ----------
Party Rights that may be due in connection with this Master Agreement. Customer will execute the additional documents that such vendors may require to enable CSG to deliver the Incorporated Third Party Software to Customer. Except as otherwise provided in Schedule H, CSG makes no warranty and provides no
                      ----------
indemnity with respect to the Incorporated Third Party Software or the Third Party Rights.

9. OTHER THIRD PARTY SOFTWARE. Customer acknowledges that CSG will deliver the System together with certain third party software than Incorporated Third Party Software, and that Customer's rights and obligations with respect to such other third party software are subject to the license terms accompanying the specific item of third party software. CSG is not a party to any license between Customer and any licensor of such third party software, and CSG

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
makes no warranty and provides no indemnity with respect thereto. The fees, if any, for the other third party software that may be due in connection with this Master Agreement are set forth in Schedule F
                                  ----------

10. REPORTING. On a quarterly basis, within thirty (30) days of the end of every calendar quarter, Customer shall provide CSG with a quarterly report setting forth the then current number of subscribers processed by Customer and the number of concurrent users of the Products and any Incorporated Third Party Software by setting forth the number of workstations/seats utilizing each of the Products and any Incorporated Third Party Software.

11.  INDEMNITY.
(a)  Indemnity. Except as provided in Schedule H, if an action is brought
     ---------                        ----------
against Customer claiming that the Products infringe a United States patent, copyright, trademark secret or other proprietary right owned by a third person, CSG will defend Customer at CSG's expense and pay the damages and costs finally awarded against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted, (ii) CSG has sole control over the defense of the claim and any negotiation for its settlement of compromise and (iii) Customer takes no action that, in CSG's judgement, is contrary to CSG's interest.

(b)  Alternative Remedy. If a claim described in Section 11(a) may be or has
     ------------------
been asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Product, (ii) replace or modify the Product to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product, less amortization based on a 5-year straight-line amortization schedule and a pro rata share of any maintenance fees that Customer actually paid to CSG for the period that such Product was not usable.

(c)  Limitation. CSG shall have no indemnity obligation to Customer under this
     ----------
Section if the infringement claim results from (i) a correction or modification of the Product not provided by CSG, (ii) the failure to promptly install an Update or Enhancement provided by CSG (as defined in the applicable Schedules,
                                                                    ---------
attached hereto) or (iii) the combination of the Product with other items not provided by CSG.

12. PAY-PER-VIEW LIABILITY. Notwithstanding anything to the contrary herein, CSG's total liability with respect to each pay-per-view event for any and all claims, damages, losses or expenses incurred by Customer arising directly or indirectly out of CSG's processing of pay-per-view information shall be limited to the amount of fees actually received by CSG from Customer applicable to such pay-per-view processing services related to the specific event giving rise to such liability.

13. EXCLUSION OF CERTAIN WARRANTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS MASTER AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OTHER THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

14. NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY, UNDER NO CIRCUMSTANCES WILL CSG OR ITS RELATED PERSONS BE LIABLE TO CUSTOMER OR CSG'S LICENSORS AND VENDORS BE LIABLE TO CUSTOMER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CUSTOMER'S CLAIMS OR THOSE OF ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, THE INCORPORATED THIRD PARTY SOFTWARE, OR OTHER THIRD PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY CUSTOMER ALLOCABLE TO THE SPECIFIC ITEM OR SERVICE THAT DIRECTLY CAUSED THE DAMAGE. DESPITE THE FOREGOING EXCLUSION AND LIMITATION, THE SECTION WILL NOT APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

15. TERM. This Master Agreement shall be effective on the date of execution and acceptance by CSG (the "Effective Date"). Unless terminated pursuant to Section 16, this Master Agreement shall continue for a period of six (6) years from the Effective Date (the "Initial Term") and shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent not to extend, but in any case the term of this Master Agreement shall extend for the term of any license granted under an executed Schedule hereto; provided, however, that, such extension shall relate solely to those provisions of the Master Agreement that survive pursuant to Section 20 hereof. The term of any specific license for the Products and the term for any specific Services to be provided shall be set forth in the Schedules attached hereto and shall be effective from the date set forth therein and continue as provided for therein, unless terminated pursuant to Section 16 of this Master Agreement.

16. TERMINATION. This Master Agreement or any one or more of the Schedules attached hereto may be terminated for causes as follows:

     (a) If either party materially or repeatedly defaults in the performance of their respective obligations hereunder, except for Customer's obligation to pay fees, and fails to substantially cure such default within thirty (30) days after receiving written notice specifying the default or, for those defaults which cannot reasonably be cured within thirty (30) days, promptly commence curing such default and thereafter proceed with all due diligence to substantially cure such default, then the party not in default may, by giving written notice to the defaulting party,terminate this Master Agreement or any one or more of its Schedules as of a date specified in such notice of termination.

     (b) If Customer fails to pay when due any amounts owed hereunder, then CSG may, by giving written notice thereof to Customer, terminate this Master Agreement or at CSG's option, CSG may terminate any one or more of the Schedules attached hereto, as of a date specified in such notice of termination.

     (c) In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for benefit of all or substantially all of its creditors, or enters in to an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Master Agreement as of the date specified in such notice of termination.

     (d) If Customer or any of Customer's employees or consultants breach any term or condition of any Schedule attached hereto for the license of software or products distributed by or through CSG, including the Incorporated Third Party Software, CSG may, at CSG's option, terminate the Master Agreement or terminate any one or more of the Schedules attached hereto upon 30 days advance written notice and without judicial or administrative resolution.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Upon the termination of the Master Agreement or any one or more of the Schedules attached hereto, for any reason, all rights granted to Customer under this Master Agreement or the terminated Schedule(s) will cease, and Customer will promptly (i) purge all the Products from the Designated Environment and all of Customer's other computer systems, storage media and other files; (ii) destroy the Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and
(iv) pay to CSG all fees that are due pursuant to this Master Agreement. Notwithstanding the foregoing, if only one or more of the Schedules are terminated, Customer must comply with the requirements of this paragraph only with respect to the specific Products set forth in the terminated Schedules(s).

17. TERMINATION ASSISTANCE. Upon expiration or earlier termination of this Master Agreement or termination of Schedule A by either party for any reason,
                                   ----------
CSG will provide Customer, reasonable termination assistance for up to one hundred eighty (180) days relating to the transition to another vendor. This termination assistance will be provided to Customer at CSG's then standard rates unless CSG has materially defaulted under the terms of the Master Agreement. If this Master Agreement expires or is terminated earlier by CSG, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG's obligation to provide termination assistance to Customer during that month, an amount equal to CSG's reasonable estimate of the total amount payable to CSG for such termination assistance for that month.

18. CONFIDENTIALITY.
(a) Definition. Customer and CSG will provide to each other or will come into
    ----------
possession information relating to each other's business, CSG's Products and Services and the Incorporated Third Party Software which is considered confidential (the "Confidential Information"). Customer acknowledges that confidentiality restrictions are imposed by CSG's licensors or vendors. Confidential Information schall include, without limitation, all of Customer's and CSG's trade secrets, and all know-how, design, invention, plan or process and Customer's date and information relating to Customer's and CSG's respective business operations, services, products, research and development, CSG's vendors' or licensors' information and products, and all other information that is marked "confidential" or "proprietary" prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b) Restrictions. Each party shall use its reasonable best efforts to maintain
    ------------
the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Master Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Customer will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c) Disclosure. Neither party shall have any obligation to maintain the
    ----------
confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party;
(ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

(d)  Limited Access.  Each party shall limit the use and access of Confidential
     --------------
Information to such party's bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Master Agreement. If requested, receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

19. SURVIVAL. Termination of this Master Agreement shall not impair either party's then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Master Agreement to the contrary, the terms and conditions of Sections 3, 7, 8, 9, 11, 12, 13, 14, 15, 16, 17, 18,
19, 21, 22, 24, 28 and 29 shall survive the termination of this Master Agreement. With respect to licenses granted to Customer pursuant to any Schedule to this Master Agreement, the following Sections of the Master Agreement shall survive for the term of such licenses: 7, 8, 9, 11, 12, 13, 14, 16, 18, 22, 28 and 29.

20. EXCLUSIVITY. Customer agrees that while this Master Agreement is in effect, CSG shall be the sole and exclusive provider of products and services related to the offering of wireline video and print and mail services at the System Sites (as defined in Schedule A). If, during the term of this Master Agreement, Customer purchases, is assigned or otherwise acquires subscribers which are utilizing products and services of a third party vendor related to Customer's offerings of wireline video or print and mail services, Customer shall use best efforts to convert such subscribers to the CCS Services and Print and Mail Services as soon as possible after the termination date of the agreement with such third party vendor but in no case later than one hundred and eighty (180) days after the termination date of such agreement.

21. NATURE OF RELATIONSHIP. CSG, in furnishing Services and licensing Products to Customer hereunder, is acting only as an independent contractor. CSG does not undertake by this Master Agreement or otherwise to perform any obligation of Customer, whether regulatory or contractual, or to assume any responsibility for Customer's business or operations. Customer understands and agrees that CSG may perform similar services for third parties and license same or similar products to third parties. Nothing in this Master Agreement shall be deemed to constitute a partnership or joint venture between CSG and Customer. Neither party shall hold itself out as having any authority to enter into any contract or create any obligation or liability on behalf of or binding upon the other party. CSG shall exercise independent judgment regarding the manner in which the Technical Services are performed hereunder, although exercising best efforts to comply satisfactorily with the wishes of Customer. CSG shall be responsible for the payment of any and all income and FICA tax, related to CSG's income hereunder, and CSG shall indemnify and hold harmless Customer from and against any and all claims, losses, expenses or other liabilities which Customer may incur as a result of CSG's failure to pay any such taxes. Customer shall not be required to pay any unemployment, workmens' compensation, medical, life or other insurance or benefits on behalf of CSG.

22. OWNERSHIP. All trademarks, service marks, parents, copyrights, trade secrets and other proprietary rights in or related to the Products, the "Deliverables" as defined under Schedule B, the Incorporated Third Party Software and other third party software (collectively the "Software Products") are and will remain the exclusive property of CSG or its licensors, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG's or its licensor's proprietary rights or acquire any right in the Software Products, except the limited use rights specified in the Schedules to this Master Agreement. CSG or its licensor will own all rights in any copy, translation, modification, adaptation or derivation of the Software Products, including any improvement or development thereof. Customer will obtain, at CSG's request, the execution of any instrument that may be appropriate to assign these rights to CSG or its designee or perfect these rights in CSG's or its licensor's name.

23. RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commerical Computer Software and Commercial Computer Software Restricted Rights clause at DFARS 227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c). CSG Systems, Inc., 7887 E. Belleview Avenue, Suite 1000, Englewood, Colorado 80111.

24. INSPECTION. During the term of this Master Agreement and for twelve (12) months after its termination or expiration for any reason, CSG or its representative may, upon prior notice to Customer, inspect the files, computer processors, equipment and facilities of Customer during normal working hours to verify Customer's compliance with this

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Master Agreement. While conducting such inspection, CSG or its representative will be entitled to copy any item that Customer may possess in violation of this Master Agreement.

25. FORCE MAJEURE. Neither party will be liable for any failure or delay in performing an obligation under this Master Agreement that is due to causes beyond its reasonable control, including, but not limited to, fire, explosion, epidemics, earthquake, lightening, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, fuel or energy shortages, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of governmental, transportation stoppages or slowdowns or the inability to procure parts or materials. These causes will not excuse Customer from paying accrued amounts due to CSG through any available lawful means acceptable to CSG.

26. ASSIGNMENT. Neither party may assign, delegate or otherwise transfer this Master Agreement or any of its rights or obligations hereunder without the other party's prior approval. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, CSG may assign this Master Agreement, upon notice to Customer, to a related or unrelated person in connection with a transfer of all or substantially of its stock or assets to a third party, and Customer hereby consents to such assignment in advance. Customer may assign its rights under this Master Agreement or in any System Site, upon notice to CSG, to a related or unrelated person in connection with a sale, acquisition, consolidation or other reorganization of Customer's business, in whole or in part, and CSG consents to such an assignment in advance; provided, however, that Customer's assignee shall agree in writing to assume all of Customer's duties and obligations hereunder prior to any such assignment.

27. NOTICES. Any notice or approval required or permitted under this Master Agreement will be given in writing and will be sent by telefax, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by telefax (with answer back) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

    If to Customer:                       If to CSG:
    Renaissance Media                     CSG Systems, Inc.
    Cablevision Center, Suite 100         7887 East Belleview, Suite 1000
    Ferndale, NY 12734                    Englewood, CO 80111
    Tel:(914)295-2600 Fax:(914)295-2601   Tel:(303)796-2850 Fax:(303)796-2870
    Attn: Mark Halpin                     Attn: President with a copy to
          Executive Vice President              General Counsel
          and CFO
                                          and a copy to:

                                          Associate Counsel
                                          2525 N. 117th Ave.
                                          Omaha, NE 68164
                                          Tel: (402)431-7400 Fax: (402)431-7226

28. ARBITRATION.
(a) General. Any controversy or claim arising out of or relating to this Master
    -------
Agreement or the existence, validity, breach or termination thereof, whether during or after its term, will be finally settled by compulsory arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as modified or supplemented under this Section.

(b) Proceeding. To initiate arbitration, either party will file the appropriate
    ----------
notice at the Regional Office of the AAA in Denver, Colorado. The arbitration proceeding will take place in Denver, Colorado. The parties will in good faith agree on a sole arbitrator. If the parties are unable to agree on an arbitrator, the arbitration panel will consist of three (3) arbitrators, one arbitrator appointed by each party and a third neutral arbitrator appointed by the two arbitrators designated by the parties. Any communication between a party and any arbitrator will be directed to the AAA for transmittal to the arbitrator. The parties expressly agree that the arbitrators will be empowered to, at either party's request, grant injunctive relief.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

(c) Award. The arbitral award will be the exclusive remedy of the parties for
    -----
all claims, counterclaims, issues or accountings presented or plead to the arbitrators. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deduction or offset and (ii) include interest from the date of that the award is rendered until it is fully paid, computed at the maximum rate allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. Any additional costs, fees or expenses incurred in enforcing the arbitral award will be charged against the party that resists its enforcement.

(d) Legal Actions. Nothing in this Section will prevent either party from
    -------------
seeking interim injunctive relief against the other party in the courts having jurisdiction over the other party. Nothing in this Section will prevent CSG from filing any debt collection action against Customer in the local courts.

29. MISCELLANEOUS. All notices or approvals required or permitted under this Master Agreement must be given in writing. Any waiver or modification of this Master Agreement will not be effective unless executed in writing and signed by CSG. This Master Agreement will bind Customer's successors-in-interest. This Master Agreement will be governed by and interpreted in accordance with the laws of Nebraska, U.S.A., to the exclusion of its conflict of laws provisions. If any provision of this Master Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Master Agreement, unless CSG in good faith deems the unenforceable provision to be essential, in which case CSG may terminate this Master Agreement effective immediately upon notice to Customer. This Master Agreement, together with the Schedules, Exhibits and attachments hereto which are hereby incorporated into this Master Agreement, constitutes the complete and entire statement of all conditions and representations of the agreement between CSG and Customer with respect to its subject matter and supersedes all prior writings or understandings.


     THIS AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF BOTH PARTIES.

IN WITNESS WHEREOF, the parties have executed this Master Agreement the day and year first above written.


CSG Systems, Inc. ("CSG")                    Renaissance Media LLC ("Customer")

By: /s/ Jack Pogge                           By: /s/ Mark W. Halpin
    -----------------------                      -------------------------

Name: Jack Pogge                             Name: Mark W. Halpin
     ----------------------                       ------------------------

Title: President                             Title: Executive Vice President and
      ---------------------                        -----------------------------
                                                    CFO
                                                   ____
        [LOGO OF CSG SYSTEMS INC.
        LAW DEPARTMENT APPEARS HERE]


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE A

                        CCS SUBSCRIBER BILLING SERVICES


1. CCS Services. Subject to the terms and conditions of the Master Agreement and for the fees described in Schedule F, CSG will provide to Customer, and
                              ----------
Customer will purchase from CSG, all of Customer's requirements for the data processing services, applications and other video services (the "CCS Services") for all of Customer's subscriber accounts using CSG's CCS system. The CCS Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to CCS processing software, adequate computer time and other mechanical data processing services as more specifically described in the user documents: the User Guide, User Data File Manual, User Training Manual, Conversion Manual, Operations Guide, and Customer Bulletins issued by CSG (the "Documentation"). Customer's personnel shall enter all payments non-monetary changes on terminal(s) located at Customer's offices, or provide CSG payment information on magnetic tape or electronic record in CSG's format. CSG and Customer acknowledge and agree that the Documentation describing the CCS Services is subject to ongoing review and modification from time to time.

2. Communications Services and Fees. CSG shall provide, at Customer's expense, as data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit A-1 attached hereto (the "System Sites"). Customer shall pay all fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ----------
hereto.

3. Conversion Services and Fees. CSG shall provide services as described on Exhibit A-2 attached hereto in connection with Customer's conversion of each System Site and for those added by mutual agreement of the parties to CSG's data processing system subsequent to the execution of this Master Agreement (the "Conversion Services"). For System Sites added to Exhibit A-1 subsequent to the Effective Date of the Master Agreement, Customer shall pay CSG the fees set forth in Schedule F for the performance of the Conversion Services.
         ----------

4. Deconversion Services and Fees. If Customer sells, transfers, assigns or disposes of any of the assets of or any ownership or management interest in any System Site (the "Disposed Site(s)"), Customer agrees to pay CSG the per set deconversion tape fee and the fees for processing and deconverting subscribers, including on-line access fees, as set forth in Schedule F, which amounts shall
                                               ----------
be due and payable thirty (30) days prior to the intended deconversion of any such Disposed Site(s) from the CCS Services. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in the Master Agreement, shall have been paid in full.

5. Optional and Ancillary Services. At Customer's request, CSG shall provide optional and ancillary services, including but not limited to any described on Schedule F at CSG's then-current prices, or as may otherwise be set forth in
----------
Schedule F, and where applicable on the terms and conditions set forth in
----------
separately executed Schedules to the Master Agreement.

6. Customer Information. Any original documents, data and files provided to CSG hereunder by Customer ("Customer Data") are and shall remain Customer's property, and upon termination of this Master Agreement for any reason or deconversion of any System Site, such Customer Data shall be returned to Customer by CSG, subject to the payment of CSG's then-current rates for processing and delivering the Customer Data, any applicable deconversion fees required under Section 4 hereof and all unpaid charges for services and equipment, if any, including late charges incurred by Customer. Customer Data will not be utilized by CSG for any purpose other than those purposes related to rendering the services to Customer under the Master Agreement. Data to be returned to Customer includes: Subscriber Master File (including Works Orders, Converters and General Ledger), Computer-Produced Reports (reflecting activity during period of 90 days immediately prior to Schedule A termination), House
                                              ----------
Master File, Any other related data or files held by CSG on behalf of Customer.

7. Discontinuance Fees. During the term of this Schedule A, each month Customer
                                                ----------
shall be responsible for paying CSG the actual CCS Services fees incurred during such month. The parties have mutually agreed upon the fees for the CCS Services to be provided hereunder based upon certain assumed volumes of processing activity, and the length of the term of Schedule A. Customer acknowledges and
                                        ----------
agrees that, without the certainty of revenue promised by the commitments set forth in this Schedule A, CSG would have been unwilling to provide the CCS
              ----------
Services at the fees set forth in the Schedule F. Because of the difficulty in
                                      ----------
ascertaining CSG's actual damages for a termination or other breach of this Agreement (including, but not limited to, Schedule A) by Customer before the
                                          ----------
expiration of the then-current term with respect to one

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
or more System Site, Customer agrees that, in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to fifty percent (50%) of Customer's average monthly invoice for CCS Services during the three (3) months prior to any such termination or other breach by Customer, multiplied by the number of months remaining in the term of this Schedule A, had there been no termination
                                     ----------
or breach (the "Discontinuance Fee"). Customer acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Schedule A. Customer shall not be required to pay the
                     ----------
Discontinuance Fee if CSG terminates this Schedule A other than as a result of
                                          ----------
Customer's breach of its obligations hereunder or if Customer terminates the Schedule A for a material, uncured breach by CSG.
----------

8. Term. The first day of the calendar month in which the CCS Services commence shall be referred to as the "Commencement Date." The CCS Services shall continue from the Commencement Date for a period of six (6) years (the "Initial Term") and, unless terminated pursuant to Section 16 of the Master Agreement, shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent not to extend.

Agreed and accepted this 28 day of March 1998, by:

CSG SYSTEMS, INC. ("CSG")         RENAISSANCE MEDIA LLC ("Customer")

By: /s/ Signature appears here    By: /s/ Signature appears here
   ---------------------------       -------------------------------

Exhibit A-1 SYSTEM SITES; Exhibit A-2 CONVERSION SERVICES;


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  EXHIBIT A-1

SYSTEM SITES                                ESTIMATED IMPLEMENTATION/
                                            CONVERSION DATE

St. Landry, LA (system prin 8381-1900) Existing CCS System Site Thibodeaux, LA (system prin 8381-2200) Existing CCS System Site
New Roads, LA (system prin 8381-2400)       Existing CCS System Site
Slidell, LA (system prin 8381-2500)         Existing CCS System Site
Jackson, TN (system prin 8381-9900)         Existing CCS System Site
Picayune, MS (system prin 8381-2600)        Existing CCS System Site
Ferndale, NY (corporate site)               Existing CCS System Site


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT A-2 (PAGE 1 OF 3)

                                 CCS CONVERSION


THE FOLLOWING VIDEO CONVERSION SERVICES ARE AVAILABLE FOR THE FEES SET FORTH ON SCHEDULE F:
----------

1)  FOR SITE CONVERSIONS WITH SUBSCRIBER COUNTS OF LESS THAN 20,000
                                                                   ------------

Manual conversions are recommended on all sites with less than 20K subscribers. Clients are responsible for data entry.

Includes:

 .  1 Set of CCS Documentation
 .  File Set-Up
 .  3 Months Access to CBT
 .  1 Week's Management Training at CSG Location
 .  Manual Data Base Instructions/Procedures
 .  CSG Support - Fees plus Travel Expenses

On Data Bases Over 10K Subs, CSG will offer the following:

 .  Programmatic Load of House Data
 .  Programmatic Load of Converter Data

11) 20,000 - 59,999 SUBSCRIBERS CATEGORIES
                                           -----------------------------------

CONVERSION INCLUDES:
--------------------

A Training Aids and Documentation - 1 Set
-----------------------------------------

  Manuals and job aids for your video system staff. These manuals and job aids are used to complement your CBT courses. Each employee would be provided the necessary job aids and manuals. Job Aids: Logon/Sign On, Logoff/Sign Off, CBT Training System, House File, Sales Support, Adjustment Transactions, Adjustment Practice Sheet, Converter Inventory/Addressability Transactions, Converter Sample Invoices, Select System

  Additional copies: $50 for the Job Aids and $5 for the Manual.


  One four volume set of the "Cable Source" Communication Control System User Guides. This system documentation explains all reports and transactions of the Communication Control System. Additional copies: $200 per set or $50 per volume.


  One CCS Conversion Manual. This manual describes the major components necessary for set-up and conversion/implementation to the CCS system.

  Additional copies: CSG's then-current prices

  One "CableSource User Data File" Manual. This manual describes the 300 plus parameters provided to allow you flexibility in establishing your processing requirements. This manual will be primarily reviewed by the Conversion Specialist during your first visit.

  Additional copies: CSG's then-current prices


  A test system that provides for the opportunity to practice "hands on" training without impacting your actual data base. (Deaccessed after conversion)


  RMS Manual. This manual describes all functionality and commands of the CSG print package. ADDITIONAL COPIES: CSG'S then-current prices


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT A-2 (PAGE 2 OF 3)


B)  RECOMMENDED SITE VISITS
---------------------------

Initial Visit

 .  Overview of the conversion/implementation process. This incorporates reviewing conversion tasks, timeline and responsible parties.
 .  Establish and/or review of corporate standards, as they relate to User Data
   File, Code Tables, Service Codes and Report settings.
 . Define Conversion Specifications. This process defines fields, values and variables used on current billing processor and how that will be converted to CCS.


Pre-Conversion Review

 .  Review set up of User Data File, Code Tables and reports.
 .  Review pricing and taxing structure of video site.
 .  Review and approve Conversion/Implementation Specifications;
 .  Review statement file settings.
 . Assist the site with defining new procedures for policies that pertain to the billing system.


Training

 .  CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 .  CSG trainers will train site staff on CCS facets and functionality, based upon agenda and needs created by Video site management.
 .  Includes 1 instructor for 3 days.

Post Conversion

 .  Audit converted data the morning after merge.
 .  Coordinate input of accumulated backlog (work orders, payments, adjustments and PPV)
 .  Review exceptions created through conversion/implementation process and take necessary action.
 .  Review pricing and taxing structure.
 .  Balance cash.
 .  Review reports and assist with determining needs for daily distribution.
 .  Review and release first cycle of generated statements.


Third Week

 .  Review reports.
 .  Assist with month-end financial balancing.
 . Provide potential solutions for day to day procedural issues. (i.e. work order printing, routing, dispatch, converter inventory).

C)  DATABASE CLEAN--UP
    ------------------

Homes Passed. All addresses that currently reside on your database will be compared against the Group One Zip +4 files. The following items will occur:

 .  Street names, suffixes (street, avenue) will be standardized in accordance with U.S.P.S. records.
 . Nine digit zip code established - normally from 90-98% of address will be assigned the 4 digit add-on list of addresses that did not meet U.S.P.S. standards will be provided. Rural areas may have lower percentages.
 .  Bar-coding of Zip + 4 statement will be performed by CSG.
 .  Re-zip of your data base occur every quarter - this allows CSG to continue to qualify for the highest postal discounts.
 .  List of duplicate address records will be provided for cleanup purposes.

Converter Data Base. All converters will be passed through CCS edit programs, the following items will occur:


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                           EXHIBIT A-2 (PAGE 3 OF 3)


 . Listing of duplicate serial numbers including the location of the box will be provided.
 . If you are addressable, a listing of duplicate terminal address (prom number)
  will be provided.
 . Invalid model numbers, invalid serial number formats will be identified.


Subscriber Data Base. Standard CCS edits requirements will be performed along with any specific site requested information. The following items are provided as examples:

 . Site requested service codes, discount codes.
 . Site requested campaign codes.
 . Subscribers receiving free services.
 . Invalid phone numbers.
 . Any specific site requested data.


D)  Management Training in Omaha
--------------------------------

 . In depth lecture seminar designed for managers and supervisors.
 . Covers all aspects of the Communication Control system.
 . Includes a detailed training manual and all additional training materials. . Opportunity to tour the CSG Mail Facility.


III) 60,000 - 119,999 SUBSCRIBERS CATEGORY
                                          --------------------------------

Includes everything as listed above in Section II, except regarding:

Recommended Site Visits
-----------------------

Training

 . CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 . CSG trainers will train site staff on CCS facets and functionality, based upon agenda and needs created by Video site management.
 . Includes 1 instructor for 5 days.

IV) 120,000 + SUBSCRIBERS CATEGORIES
                                    ---------------------------------

Includes everything as listed above in Section III, except:

Recommended Site Visits
-----------------------

Training

 .  CSG training will be on-site to conduct "Train the Trainer" courses for site's training staff.
 .  CSG trainers will train site staff on CCS facets and functionality, based upon agenda and needs created by Video site management.
 .  Includes 2 instructors for 5 days.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                   SCHEDULE B

                             CSG TECHNICAL SERVICES
                             ----------------------

1. GENERAL. Subject to the terms and conditions of the Master Agreement and for the fees and expenses described below, Customer hereby hires CSG, and CSG hereby agrees, to provide the design, development and/or other consulting services described in the Statement of Works contemplated under Section 2, which may include services by CSG's Advanced Business Solutions division (collectively, the "Technical Services") to Customer as its independent contractor.

2.  Technical Services.

(a) Reasonable Efforts. CSG will use its reasonable commercial efforts to
    ------------------
    perform all Technical Services in a timely and professional manner satisfactory to Customer and in accordance with the applicable Statement of Work.
(b) Projects Schedules. CSG and Customer will execute a schedule substantially
    ------------------
    similar to Exhibit B-I (the "Statement of Work") for each design, development and/or other consulting project that Customer wants CSG to undertake. CSG and Customer acknowledge that all Statement of Works will form an integral part of this Schedule B.
                                  ----------
(c) Location and Access. CSG may perform the Technical Services at Customer's
    -------------------
    premises, CSG's premises or such other premises that Customer and CSG may deem appropriate. Customer will permit CSG to have reasonable access to Customer's premises, personnel and computer equipment for the purposes of performing the Technical Services at Customer's premises.

(d) Insurance. CSG will be solely responsible for obtaining and maintaining
    ---------
    appropriate insurance coverage for its activities under this Schedule B.
                                                                 ----------
    including, but not limited to, comprehensive general liability (bodily injury and property damage) insurance and professional liability insurance.


3.  Consideration.

(a) Project Fees. In consideration for performing the Technical Services,
    ------------
    Customer will pay CSG the fees that may be contemplated under the Statement of Works (the "Project Fees").

(b) Reimbursable Expenses. Unless otherwise contemplated under the Statement of
    ---------------------
    Work, Customer will reimburse CSG for the necessary and reasonable travel, lodging and related out-of-pocket expenses that CSG may incur in performing the Technical Services ("Reimbursable Expenses").

(c) Payment. Customer will pay the Project Fees to CSG according to the
    -------
    applicable terms set forth in the Statement of Work. Unless otherwise contemplated in the Statement of Work, Customer will pay CSG the Reimbursable Expenses within thirty (30) days after the receipt of CSG's invoice and supporting receipts. All payments will be made in U.S. dollars by check or wire transfer to CSG's designated bank account. Any late payment will accrue interest at the rate of 1.5% until paid in full.

(d) Taxes. CSG will specify on all invoices issued to Customer any sales, use
    -----
    or other tax that may be assessable in connection with this Schedule B.
                                                                ----------
    Customer will pay such taxes or provide CSG with any applicable certificate of exemption acceptable to the appropriate taxing authorities.

4. CSG RIGHTS. Customer acknowledges that all patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer under this Schedule B (the "Deliverables"), including, but
                               ----------
not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Technical Services, are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. During and after the term of this Schedule B, CSG and Customer will execute the instruments that may
             ----------
be appropriate or necessary to give full legal effect to this Section 4.

5. Warranty. CSG represents and warrants that any software developed as part of the Deliverables will substantially conform to the applicable specifications set forth in the Statement of Works. In case of breach of this warranty or any other legal duty to Customer, CSG's exclusive liability, and Customer's exclusive remedy, will be to obtain (i) correction or replacement of the software developed as part of the Deliverable or (ii) if CSG determines that such remedy is not practicable, a refund of the Project Fees allocable to such software developed as part of the Deliverable. ALL OTHER WARRANTIES OR CONDITIONS, WHETHER EXPRESS OR IMPLIED (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT), ARE HEREBY DISCLAIMED.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

6. Delivery of Items. Upon the expiration or termination of this Schedule B for
                                                                 ----------
any reason, Customer will promptly pay CSG the Project Fees and Reimbursable Expenses that may be due and outstanding for the Technical Services and Deliverables that CSG has performed, and CSG will deliver to Customer all notebooks, documentation and other items that contain, in whole or in part, any Confidential Information that Customer disclosed to CSG in performance of the Technical Services under this Schedule B.
                              ----------

7. Non-Solicitation. During the term of this Schedule B and for 12 months after
                                             ----------
its termination, Customer will not solicit or hire any employee of CSG or its related persons without CSG's prior approval.

8. Term. The term of this Schedule B shall be for a period of six (6) years,
                          ----------
but in any case will extend for the term of any executed Statement of Work (the "Initial Term") and, unless terminated pursuant to Section 16 of the Master Agreement, shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent nor to extend.

Agreed and accepted this 28 day of March, 1998, by:

CSG SYSTEMS, INC. ("CSG")               RENAISSANCE MEDIA LLC ("Customer")

By: /s/ Signature appears here          By: /s/ Signature appears here
   -----------------------------           ------------------------------

EXHIBIT B-1..........SAMPLE STATEMENT OF WORK


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  EXHIBIT B-1

                        STATEMENT OF WORK (Sample Form)



THIS STATEMENT OF WORK is made as of ____________ 1998, between CSG Systems, Inc. ("CSG"), and Renaissance Media LLC ("Customer"), pursuant to Schedule B of
                                                                  ----------
the Master Agreement that CSG and Customer executed as of_______________,1998, and of which this Statement of Work forms an integral part.


OBJECTIVE:
---------


PROCEDURES:
----------


TIMETABLE:  Estimated Commencement Date:
---------                               ------------------------.
            Estimated Completion Date:
                                      -------------------------.


DELIVERABLES:
------------


PROJECT FEES AND PAYMENT TERMS:
------------------------------


IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

CSG SYSTEMS, INC. ("CSG")                RENAISSANCE MEDIA LLC ("CUSTOMER")

By:                                      By:
   ---------------------------              --------------------------------
Name:                                    Name:
     -------------------------                ------------------------------
Title:                                   Title:
      ------------------------                 -----------------------------
Date:                                    Date:
     -------------------------                ------------------------------




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                   SCHEDULE C

                         CCS PRODUCTS SOFTWARE LICENSE
                         -----------------------------
                                  CSG Vantage

1. License. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive and non-transferable1e right to use the software products known as CSG Vantage for use with the CCS Services described in Section 2 below (the "CCS Products") at the System Sites in the United States in the designated environment described in Section 3 below (the "Designated Environment"), for the fees set forth in Schedule F and subject to the terms and conditions specified
                  ----------
below and in the Master Agreement.

2. CCS Products. "CCS Products" as described in the Product Schedule attached hereto as Exhibit C-1 includes (i) the machine-readable object code version of CSG Vantage software (collectively, the "Software"), whether embedded on disc, tape or other media; (ii) the published user manuals and documentation that CSG may make generally available for the Software ("the "Documentation"), (iii) the fixes, updates, upgrades or new versions of the Software or Documentation that CSG may provide to Customer under this Schedule C (the "Enhancements") and (iv)
                                       ----------
any copy of the Software, Documentation or Enhancements. Nothing in this Schedule C will entitle Customer to receive the source code of the Software,
----------
Enhancements or Customizations, in whole or in part.

3. Designated Environment. "Designated Environment" means the combination of the other computer programs and hardware equipment CSG specified for use with the CCS Products as set forth in Exhibit C-2, or otherwise approved by CSG in writing for Customer's use with the CCS Products at the system sites set forth on Exhibit C-1 (the "System Sites"). Customer may use the CCS Products only in the Designated Environment and will be solely responsible for upgrading the Designated Environment to the specifications that CSG may provide from time to time. If Customer fails to do so or otherwise uses the CCS Products outside the certified Designated Environment, CSG will have no obligation to continue maintaining and supporting the CCS Products. CSG shall certify the Designated Environment prior to the commencement of CSG's obligations under this Schedule
                                                                      --------
C, including its obligations to maintain and support the CCS Products. Any other
-
use or transfer of the CCS Products will require CSG's prior approval, which may be subject to additional charges.

4. Use. Customer may use the CCS Products only in object code form on the workstations set forth on Exhibit C-1 and in the Designated Environment and at the System Sites in the United States, and only for the term set forth below, and only for Customer's own internal purposes and business operations with the CCS Services for providing accounting and billing services to its video subscribers. In addition to the Incorporated Third Party Software, if third party products are provided to Customer as part of the CCS Products, by opening the package containing the third party product or downloading it, Customer agrees to be bound by the terms of the third party's standard license. Customer will not use the CCS Products to provide any such service to or on behalf of any third parties in a service bureau capacity and will not permit any other person to use the CCS Products, whether on a time-sharing, remote job entry or other multiple user arrangement. Customer will not install the Software, Enhancements or Customization on a network or other multi-user computer system unless otherwise specified in the Exhibits to this Schedule, in which case the Designated Environment may be used to provide database or file services to other of Customer's computers across the network, up to the number of workstations specified in Exhibit C-1. Backup and recovery plans or backup and recovery software is not included with the CCS Products. Any Customer documents, data and files are and shall remain Customer's property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within the CCS Products licensed hereunder. Customer may make only one back-up archival copy of the Software, Enhancements or Customization. Customer will reproduce all confidentiality and proprietary notices on each of these copies and maintain an accurate record of the location of each of these copies. Customer will not otherwise copy, translate, modify, adapt, decompile, disassemble or reverse engineer the CCS Products, except as and to the extent expressly authorized by applicable law. Customer shall not publish any results of benchmark tests run on the CCS Products.



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

5.  Maintenance and Support.

(a) Standard Support Services. Following expiration of the Warranty Period, CSG
    -------------------------
will provide Customer the support and maintenance of the then-current version of each licensed CCS Product (excluding the Customization, if any) as described on Exhibit C-3 (the "Support Services"). Included in the Support Services is support of the then-current version of the licensed CCS Products (excluding the Customization, if any) via CSG's Product Support Center, Account Management, publication updates, and the fixes and updates that CSG may make generally available as part of its maintenance and support packages (the "Updates"). The Support Services do not include maintenance and support of the Customization, the Incorporated Third Party Software, if any, or any other third party software. The maintenance and support for the Customization is provided pursuant to the terms, conditions and fees set forth in a separately executed Statement of Work. The maintenance and support for third party products is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

(b) Additional Support. At Customer's request, CSG may agree to provide at its
    ------------------
then current rates additional Support Services or other support, including but not limited to, the optional support services listed on Exhibit C-3. If Customer is not utilizing the CCS Products in a Certified Designated Environment or Customer has added third party applications, the Customer will be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates.

(c) Customization. Customer acknowledges that the Updates may not operate with
    -------------
the Customization. At Customer's request, CSG may provide Customer with customization services to modify the Updates to operate with the Customization. CSG and Customer will establish the terms, conditions and charges under which CSG provides any such customization services in a Statement Of Work incorporated into Schedule B.
                  ----------

(d) Limitation. Updates or Enhancements in this Schedule C will not include any
    ----------                                  ----------
upgrade or new version of the CCS Products that CSG decides, in its sole discretion, to make generally available as a separately priced item. This Schedule C will not require CSG to (i) develop and release Updates or
----------
Enhancements (ii) customize the Updates or Enhancements to satisfy Customer's particular requests or (iii) obtain Updates or Enhancements to any third party product. If an Update or Enhancement replaces the prior version of the CCS Product, Customer will destroy such prior version and all archival copies upon installing the Update or Enhancement.

6. Term. This Schedule C shall be effective from the Effective Date as defined
              ----------
in the Master Agreement and, unless terminated pursuant to Section 16 of the Master Agreement, will remain in effect for a period of six (6) years (the "Initial Term") and shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent not to extend.


Agreed and accepted this 28 day of March, 1998, by:

CSG SYSTEMS, INC. ("CSG")             RENAISSANCE MEDIA LLC ("Customer")

By: /s/ Signature appears here        By: /s/ Signature appears here
   ----------------------------          ------------------------------

EXHIBIT C-1         PRODUCT SCHEDULE
EXHIBIT C-2         DESIGNATED ENVIRONMENT
EXHIBIT C-3         INSTALLATION, MAINTENANCE AND SUPPORT


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                   EXHIBIT C-1

                                PRODUCT SCHEDULE

Licensed Software:
-----------------

CSG Vantage -

Vantage is a database which enables Customer to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

--------------------------------------------------------------------------------

System Site(s):
--------------

St. Landry, LA
Thibodeaux, LA
New Roads, LA
Slidell, LA
Jackson, TN
Picayune, MS
Ferndale, NY

Number or Workstations:
----------------------


[TO BE COMPLETED]




CONFIDENTIAL AND PROPRIETARY INFORMATION. FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                           EXHIBIT C-2 (Page 1 of 4)

                   DESIGNATED ENVIRONMENT FOR THE CCS PRODUCTS
                   -------------------------------------------


Notes: The following applies only in regards to the CCS Products actually
-----
licensed by Customer under Schedule C and may be subject to change as the
                           ----------
specific hardware configuration cannot be completely identified and certified until after the business requirements of Customer are determined during the pre-Install visit.

The Support Services do not include support of the CCS Products if used outside the certified Designated Environment (i.e. other hardware, software, or other modifications have been introduced by Customer that are outside the certified Designated Environment). In such a case, CSG may agree to provide customized technical support for CSG's then-current fees for such services.


Product Compatibility (Yes indicates product is available on indicated
----------------------------------------------------------------------
workstation platform; date indicates estimated date available)
--------------------------------------------------------------

                                Win NT      Apple MAC   SUN Solaris    Win 95
                                ------      ---------   -----------    ------

ACSR                            Yes         (3)         Yes            Yes
CIT                             Yes (1)     (3)         (4)            Yes
Telephony                       Yes         No          No              No
ADF                             (2)         (2)         (4)            (2)
ACSR CBT                        Yes         No          Yes            Yes
CIT CBT                         Yes         No          Yes            Yes
Telephony CBT                   Yes         N/A         N/A            N/A
AOl w/DDE                       Yes         N/A         N/A            Yes
AOI w/TCPIP                     Yes         (3)         Yes            Yes


     (1) - CIT coexistance with Telephony (no Telephony specific functionality) scheduled for 3/14/98.
     (2)  - Beta availability on request.
     (3)  - Available under existing contracts only.
     (4) - Availability subject to Statement of Work (SOW) to convert application to SUN Solaris.

Workstations
------------
Compaq Deskpro 2000 Pentium (133mhz minimum)
IBM PC350 Pentium (133 mhz minimum)
IBM PC300PL Pentium (200 mhz) - Replacement for discontinued model PC350 SparcStation 5/70MhZ. Solaris V2.5.1
Apple 7600 Power MAC
Ultra Sparc 1, model 170, Solaris 2.5.1
CDROM recommended for all workstations)

Workstation Minimum Memory (RAM)
--------------------------------
32MB (with Windows 95 and SUN Solaris)
64MB (with Windows NT and Apple MAC)

Workstation Minimum Hard Drive Space
------------------------------------
1.2GB

Workstation Minimum Video Requirements
--------------------------------------
Minimum video resolution supported 1024 x 768 x 256 colors, small font Minimum 15" SVGA monitor (l7" for Apple MAC)




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                             Ex. C-2 (page 2 of 4)

Workstation Software
--------------------
Microsoft Windows NT V4.0 w/Service Pack 3 applied (note: Telephony workstations running Applications Administration Screens require
       16 bit drivers)
Microsoft Windows 95 w/Service Pack 1 and the Kernel32 update applied MAC OS V7.6.1 (w/ Apple MAC)
Solaris V2.5.1 (see workstations above)
Netmanage Chameleon Hostlink V6.0.1 (with Windows NT or 95)
Open windows or Motif (with SUN Solaris)
Brixton 3270 client for Solaris V3.0.1.9 (with SUN Solaris)
Samba V1.9.15 p8 (with NT or 95)
MAC Irma V5.11  (w/Apple MAC)

Additional Workstation Software to Support Telephony
----------------------------------------------------
(note: Telephony workstations running Applications Administration
       Screens require 16 bit drivers)
Oracle SQL*NET V2.1.4.1.4 for NT runtime (with Windows NT)
Oracle SQL Forms V4.5.6.5.5 for NT runtime (with Windows NT)
Forest & Trees 4.1 (with Windows NT) (Optional reporting tool for PCs doing reporting queries).

Additional Workstation Software to Support CIT or ADF
-----------------------------------------------------
Oracle SQL*NET V2.1.4.1.4 runtime (with NT or 95) (For PCs with Forest &
       Trees)
Forest & Trees 4.1 (with Windows NT or 95) (Optional reporting tool for PCs doing reporting queries)

Servers
-------
SUN Sparc 20
SUN Sparc 1000E
Ultra Sparc 1 - model 170 only
Ultra Sparc 2
Ultra Sparc 3000
(Server model, number of CPUs, memory, and disk storage are based on individual customer requirements.)
(CDROM required for all servers)

Server Software
---------------
Solaris V2.5.1
Samba V1.9.l5 p8 (with NT or 9S)
Brixton Server PU2.1 for Solaris (Version 4.0.5) running in 2.3.2 mode (both core and session components required)
Brixton 3270 Client for Solaris (Version 3.0.1.9) (1 copy required for trouble shooting & 1 copy required for each mainframe printer if printing through TCP/IP)
Hewlett Packard Solaris Jet Admin software Rev. D.02.10

Additional Server Software to Support CIT or ADF
------------------------------------------------
Oracle V7.1.6 runtime
Platinum EPM Agent V3.1.0
Tuxedo V6.1

Additional Server Software to Support Telephony
-----------------------------------------------
Oracle V7.3.2.1 runtime
Tuxedo V 6.1.(With NT or 95)
Platinum EPM agent V3.1.0
Platinum Aurosys agent V3.3 release 5
Postalsoft V 5.00b



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                             Ex. C-2 (page 3 of 4)

Distribution Server and Software
--------------------------------
SparcStation 5/170Mhz, 64M RAM, 2.1G hard drive, Solaris V2.5.1
(CDROM required for all servers)

Concentrators
-------------
BayNetworks (Synoptics) 2813-04 (managed 16-port ethernet hub) BayNetworks (Synoptics) 2803 (passive 1 6-port ethernet hub) BayNetworkS (Synoptics) 800 (passive 8-port ethernet hub) BayNetworks (Synoptics) 2712B-04 (managed 16-port token ring hub) BayNetworks (Synoptics) 2702B-C (passive 16-port token ring hub)

Network Cards/Devices
---------------------
3Com Etherlink cards
SUN Quad Ethernet card
SUN Fast Ethernet 10/l00M
SUN Token Ring 4/16M
SUN Single Ring FDDI Interface
SUN Dual Ring FDDI Interface
Hewlett Packard Jet Direct EX
Aurora Technologies Multiport 401S+ A/Sync Series

Printers
--------
Lexmark IBM 4226 (533 cps)
Lexmark 4227 (533 eps)
IBM 6400 series
Hewlett Packard LaserJet5

Routers
-------
Cisco 2501, 2509, 2511, 2514, 4500


CSG Vantage:
-----------

PC Hardware/Software Requirements
---------------------------------

CSG Systems, Inc. recommended hardware/software PC configuration is as follows:

 Minimum PC requirements:
          IBM or Compaq, 486DX4 75 MHz, 32 meg. RAM, 500 megabyte hard drive (70 Meg. free space), CD-ROM, 33.6 Bit/s modem /1/.

  Recommended PC requirements;
           IBM or Compaq, Pentium 133 Mhz or better, 32 meg. RAM or better, 1.2 gigabyte hard drive or larger (70 Meg. free space), CD-ROM, 56 Bit/s modem/1/.



PC Operating System/2/.:                Windows NT 4.0, Windows 95
Oracle7(TM) Client for Windows/(TM)/:   7.3.3.0.0
          (plus maintenance)
Forest & Trees(R) User Edition:         4.1
          (plus maintenance)

All software must be loaded and operated per workstation. LAN server versions and/or operations are not supported.


Connectivity Requirements
-------------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

TCP/IP connectivity to CSG's Millennium Data Center in Englewood, CO via one of the following methods:
      1. Leased IP/multi-protocol connection with minimum 56Kb. (for example, Advantis)
      2.   Leased Internet connection with minimum 56Kb.
      3.   Dial-up connection through Internet Service Provider.

      The Vantage workstation must be on the IP network.

(Consideration must be given to the overall environment in which Vantage will run. IP does not provide load balancing or prioritization on the line. Therefore, if a multi-protocol circuit is used for both Vantage and CCS/ACSR, consideration must be given to the estimated amount of activity generated from Vantage. The type activity generated from Vantage is decision support and can therefore fluctuate.)

Using Vantage in the ACSR and/or ACSR Telephony Product environment
-------------------------------------------------------------------

The ACSR product runs on an IP LAN with a SUN Server. ACSR and Vantage can run concurrently on the same workstation. However, consideration must be given to the overall workstation configuration during installation if this is desired.

Additionally, CSG's CIT product also uses Forest & Trees for reporting purposes. CIT reporting can be functional on the Vantage workstation. However, consideration must be given to each product's configuration.

CSG should be consulted for specific installation and configuration information.

                            ----------------------

1.   A modem is only required for dial-up connectivity through the Internet.

2. If the Vantage PC will be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR, with the inclusion of the additional Vantage software. Vantage will only operate on a PC workstation.

Contact CSG for more information.




CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                            EXHIBIT C-3 (Page 1 of 3)

            SUPPORT SERVICES FOR THE CCS PRODUCTS (excluding Vantage)
            ---------------------------------------------------------
         (Note: for Vantage support detail - see page 2 of Exhibit C-3)
         --------------------------------------------------------------

Product Support Center
The customer Product Support Center provides Customer with advice, consultation and assistance to use CCS Products and diagnose and correct problems that Customer may encounter with the then-current version of CCS Products. CSG will offer the Product Support Center remotely by telephone, fax or other electronic communication twenty-four hours a day, seven days a week. Customer will bear all telephone and other expenses that it may incur in connection with the Product Support Center. Every customer problem is assigned a tracking number and a priority. Problems are resolved according to their assigned priority. See attached list detailing "Priority Levels".

Account Management
CSG will provide an account manager which is shared resource which will serve as Customer's liaison to all other CSG support services and will be responsible for ensuring customer satisfaction. Through periodic status reports and occasional on-site visits when necessary, the account manager will assist Customer with their use of CCS Products and keep them abreast of new developments in CSG's products and services.

Updates
Subject to the terms set forth in this Schedule C, product Updates include
                                       ----------
software corrections, the fixes and updates that CSG may make generally available. These Updates are delivered to Customer accompanied by bulletins describing the updates and installation instructions. CSG will not provide Updates due to changes or new releases in Customer's vendor products. Custom software modifications are NOT included under the Basic Support Package as Updates but rather are covered as Technical Services under Schedule B.
                                                           ----------

Publications
The customer will receive updates to all published documentation for CCS
Products.

Third Party Software
The maintenance and support for third party software is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

--------------------------------------------------------------------------------

                 PRODUCT SUPPORT CENTER FOR THE CCS PRODUCTS
                 -------------------------------------------
                     PRIORITY LEVELS - (excluding Vantage)
                     -------------------------------------
         (Note: for Vantage support detail - see page 2 of Exhibit C-3)
         --------------------------------------------------------------

When contacting the PRODUCT SUPPORT CENTER, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. Each problem or question is assigned a tracking number and a priority. The priority is set to correspond with the urgency of the problem. It is very important that the customer describe the urgency of the problem when it is reported. The priority levels are described below:

 .    CRITICAL (PRIORITY 1): Complete loss of functionality, system outage or down production system. Customers cannot access the system, cannot perform any function due to the hardware being down, are experiencing network control or communication problems, or are unable to process. The customer will receive immediate response and prioritized at the highest level. Once control has been regained, efforts are then made to determine the "root cause" of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority 1) problem exists, the Product Support Center commitment is to provide around-the-clock support until customers system/network/application is restored to operational status.

 .    SERIOUS (PRIORITY 2): Partial loss of functionality, or loss of critical functionality. The Customer's production/processing system is not down but there is an impact within the system/network. The Customer will receive immediate response. If the problem persists, the control of the network may be lost and/or end-user impacts may become serious. The Customer will receive immediate response. The Product Support Center's goal



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                            EXHIBIT C-3 (Page 2 of 3)

     is to ensure that control of the system is not jeopardized and to work with Customer to gather information in order to resolve the issue. The Product Support Center allocates resources during normal business hours until a permanent solution is found.

 .    OPERATIONAL (PRIORITY 3): Partial loss of functionality loss of non-critical functionality, or loss of critical functionality for which a work around exists. The problem is within the customers' operations environment. The user is attempting to utilize a CSG product and is having difficulty completing the process. A user may be a CSR, subscriber, or the Customer's operation staff running the system. CSG's Product Support Center goal is to respond the next business day.

 .    INCONVENIENCE OR ENHANCEMENT (PRIORITY 4): Inconvenience or loss of functionality for which a work-around solution exists, or enhancement request is required. The problem is an operator inconvenience, an enhancement, or the Customer have requested information. There is no serious impact to the end user of the system. The problem can be avoided by proper operator action, internal training by the customer, or a work-around solution. There is no apparent danger of losing control of the system, network, application or data because of this type of problem. A suggestion or request for enhancement is based upon the problem, concern or business need. The Product Support Center's goal is to provide a correction through internal software control procedures. CSG's Product Support Center goal is to respond within (3) business days.

 .    INFORMATIONAL (PRIORITY 5): This category also includes questions. The
     Product Support Center is committed to responding with the requested information within (5) business days. Software correction notification may be sent to the customer shortly after the correction has been made by our development engineers. At times, a work-around may be suggested if:

         . Its delivery is more timely
         . Its implementation is less complex
         . Its reliability is more certain

     However, a work around must be mutually acceptable to our Customers, and it must have the effect of reducing the concern until a permanent resolution can be determined. Should the Customer wish to check the status of a problem they may contact the Product Support Center desk representatives or their Account Manager. In either case, the customer should reference the tracking number.

Customer may request to have the priority of Customer's call upgraded. Customer may check on the status of such request at any time by calling the Product Support Center or contacting Customer's account manager. The account manager is responsible for problem escalation to the appropriate level of management if Customer is not satisfied with a response.

--------------------------------------------------------------------------------

                          CSG VANTAGE Support Services

Vantage Installation Services:
-----------------------------
The following services will be provided by CSG with respect to start-up of the Vantage product.

1. Initial load of the Vantage data base.
2. Unlimited phone support for installation of hardware and software that is certified by CSG Systems, Inc.
3. For non-certified environments, CSG Systems, Inc. will provide the necessary phone support to determine if the non-certified environment can or should be certified
4. If the environment is deemed certifiable, the costs associated with certifying the environment will be communicated to the customer.
5. On-site assistance by CSG can be provided upon customer request.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                            EXHIBIT C-3 (Page 3 of 3)

Vantage Training Services:
-------------------------
1. Basic Vantage training at a regularly scheduled Omaha training class, as space permits.
2. Basic Vantage training at a scheduled regional training class, as space permits.
3. Basic Vantage training at a customer requested time and/or location is available on request.

Vantage Support Services:
------------------------
Customer support of Vantage is provided as part of the Support Services during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of Vantage is provided as part of the Support Services for problems resulting from defects in Vantage.

The following services for the then-current Version will be provided by CSG for all Vantage users:

1. Telephone consultation for trained users for questions and problems regarding Vantage.
2. Up to one (1) hour of telephone consultation for troubleshooting a previously certified hardware/software environment.
3. Attendance at regularly scheduled basic and advanced Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.
4. Daily updates to the Vantage database.
5. Storage of thirteen (13) months of financial data.

Optional Services for Vantage:
-----------------------------
The following additional services are also available to Vantage customers:
1. Static Database - 10 CSG month-end loaded tables; one time set-up, monthly load, monthly disk storage.
2. Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, monthly disk storage.
3. Additional Work Order History - Storage of statement of work history beyond the standard two years; one time setup, monthly load, monthly disk storage.
4. Scheduling Calendar. A summary of the scheduling calendar updated three times per day; one time set-up, monthly load, monthly disk storage.
5. Cluster Coding - Annual subscription
6. Query Building - Consulting services for developing new queries.
7. Additional Training - Training beyond training provided in Schedule F.
                                                              ----------
8. Systems Integration and Support
      - Certifying non-certified hardware/software environment
      - Troubleshooting existing hardware/software environment (first hour is free for certified environments)
      - On-site support as requested by customer
9. Output Charges

Note: The maintenance and support for third party software is provided by the
----
licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  SCHEDULE F

                                 FEE SCHEDULE

     INDEX

     1......................CCS(TM) Video Services (Schedule A)

     2......................CSG Vantage(TM) (Schedule C)

     3......................CCS Print and Mail Services (Schedule G)

     4......................Technical Services (Schedule B)

     5......................Data Communications

     6......................Equipment Pricing


1. CCS(TM) SERVICES-(Schedule A)
--------------------------------

A. CCS(TM) Video Service Fees
-----------------------------

Basic Monthly Subscriber Charge (BSC):
--------------------------------------------------------------------------------
        Monthly Subscriber Volumes        Monthly Per Subscriber Charge
--------------------------------------------------------------------------------
               0 to 199,999                           $0.4100
--------------------------------------------------------------------------------
            200,000 to 399,999                        $0.4000
--------------------------------------------------------------------------------
            400,000 and greater                       $0.3900
--------------------------------------------------------------------------------


On-Line Allowance And Overage Charges:
--------------------------------------------------------------------------------
         ITEM                  MONTHLY ON-LINE            MONTHLY PER
                                ALLOWANCE PER            OVERAGE CHARGE
                                 SUBSCRIBER

--------------------------------------------------------------------------------
A. Work Orders on file              6.00                    $0.0050
--------------------------------------------------------------------------------
B. Statements stored on-line        5.00                    $0.0100
--------------------------------------------------------------------------------
C. Details stored on-line           35.00                   $0.0025
--------------------------------------------------------------------------------
D. Memos stored on-line             4.00                    $0.0040
--------------------------------------------------------------------------------
E. Inactive subscribers on file     0.40                    $0.0200
--------------------------------------------------------------------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

CCS Video - Ancillary Service Fees

----------------------------------------------------------------------------------------------------------
                                    CCS VIDEO ANCILLARY SERVICE FEES

----------------------------------------------------------------------------------------------------------
                            ITEM                           ONE TIME    MONTHLY    MONTHLY      PER ITEM
                                                            CHARGE     CHAGRE     CHARGE
                                                              PER        PER        PER
                                                            SYSTEM     SYSTEM   SUBSCRIBER
----------------------------------------------------------------------------------------------------------
I.  Reporting & Decision
    Support Services
----------------------------------------------------------------------------------------------------------
A.  Microfiche                                                                               Incl. in BSC
----------------------------------------------------------------------------------------------------------
    A. Originals                                                                                   $1.590
----------------------------------------------------------------------------------------------------------
    B. Duplicates (one (1) included in BSC)                                                        $0.212
----------------------------------------------------------------------------------------------------------
B.  Selects*(Refer to * on Page 32)
----------------------------------------------------------------------------------------------------------
    1.  Set-up fee per report                                                                      $59.36
----------------------------------------------------------------------------------------------------------
    2.  Records read                                                                              $0.0006
----------------------------------------------------------------------------------------------------------
    3.  Records accepted                                                                          $0.0006
----------------------------------------------------------------------------------------------------------
    4.  Records spooled                                                                           $0.0006
----------------------------------------------------------------------------------------------------------
    5.  Auto dialer
----------------------------------------------------------------------------------------------------------
        a.  Records read                                                                          $0.0001
----------------------------------------------------------------------------------------------------------
        b.  Minimum charge per report                                                            $15.9000
----------------------------------------------------------------------------------------------------------
        c.  Maximum charge per report                                                            $32.8600
----------------------------------------------------------------------------------------------------------
    6.  Lables (printed at CSG's Production
        (Facility)
----------------------------------------------------------------------------------------------------------
        a.  Cheshire labels                                                                       $0.0135
----------------------------------------------------------------------------------------------------------
        b.  LAB labels
----------------------------------------------------------------------------------------------------------
    7.  Diskettes or Tapes (non-returnable)                                                      $15.0000
----------------------------------------------------------------------------------------------------------
            If output is printed at CSG facility
----------------------------------------------------------------------------------------------------------
II. Other Ancillary Services
----------------------------------------------------------------------------------------------------------
A.  Equipment Inventory
----------------------------------------------------------------------------------------------------------
    1.  Non-addressable converters                                                           Incl. in BSC
----------------------------------------------------------------------------------------------------------
    2.  Addressable converters                                                               Incl. in BSC
----------------------------------------------------------------------------------------------------------
    3.  Other non-addressable                                                                Incl. in BSC
----------------------------------------------------------------------------------------------------------
B.  Tape transmission (lockbox)
----------------------------------------------------------------------------------------------------------
    1.  Per remittance processor                                    Incl. in BSC
----------------------------------------------------------------------------------------------------------
    2.  Lockbox reversal                               Incl. in BSC
----------------------------------------------------------------------------------------------------------
    3.  Conversion Lockbox cross reference                               $100.00
----------------------------------------------------------------------------------------------------------
C.  Audio response units
----------------------------------------------------------------------------------------------------------
    1.  Start up fee (per billable subscriber)         Incl. in BSC
        $2,500 maximum; $500 minimum
----------------------------------------------------------------------------------------------------------
    2.  Access fee                                                  Incl. in BSC
----------------------------------------------------------------------------------------------------------
    3.  Transaction fee (per PPV item)                                                             $0.053
----------------------------------------------------------------------------------------------------------
    4.  Vendor Change (per billable subscriber)        Incl. in BSC
----------------------------------------------------------------------------------------------------------
        $2,500 maximum; $500 minimum
----------------------------------------------------------------------------------------------------------
    5.  Local to centralized conversion                   $2,000.00
----------------------------------------------------------------------------------------------------------
D.  Automatic Number identification (ANI)
----------------------------------------------------------------------------------------------------------
    1.  Start up fee (per billable subscriber)         Incl. in BSC
----------------------------------------------------------------------------------------------------------
        $2,500 maximum, $500 minimum
----------------------------------------------------------------------------------------------------------
    2.  Access fee                                                  Incl. in BSC
----------------------------------------------------------------------------------------------------------
    3.  Transaction fee                                                                           $0.0636
----------------------------------------------------------------------------------------------------------
    4.  Vendor change (per billable subscriber)        Incl. in BSC
----------------------------------------------------------------------------------------------------------
        $2,500 maximum, $500 minimum
----------------------------------------------------------------------------------------------------------
    5.  Local to centralized conversion                   $2,000.00
----------------------------------------------------------------------------------------------------------
E.  Autopackaging (maximum $1,500.00)                                  Incl. in BSC
----------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

-------------------------------------------------------------------------------------------------------------------
                                        CCS VIDEO ANCILLARY SERVICE FEES

-------------------------------------------------------------------------------------------------------------------
                   ITEM                              ONE TIME         MONTHLY          MONTHLY          PER ITEM
                                                      CHARGE           CHARGE           CHARGE
                                                       PER              PER              PER
                                                      SYSTEM           SYSTEM         SUBSCRIBER
-------------------------------------------------------------------------------------------------------------------
F.   Pay Per View
-------------------------------------------------------------------------------------------------------------------
     1.   PPV events (per event)                                                                          $0.053
-------------------------------------------------------------------------------------------------------------------
     2.   Build events, per supplier tape
-------------------------------------------------------------------------------------------------------------------
          a.   Stand alone                                            Incl. in BSC
-------------------------------------------------------------------------------------------------------------------
          b.   With Auto Auth codes                                   Incl. in BSC
-------------------------------------------------------------------------------------------------------------------
          c.   Auto Auth codes only                                   Incl. in BSC
-------------------------------------------------------------------------------------------------------------------
     3.   Event schedule download                   Incl. in BSC      Incl. in BSC
-------------------------------------------------------------------------------------------------------------------
     4.   Output of Authorization Profiles                                                               $265.00
-------------------------------------------------------------------------------------------------------------------
     5.   Creation of new supplier schedule                                                              $400.00
          (per schedule)
-------------------------------------------------------------------------------------------------------------------
G.   Account number format change                        $375.00
-------------------------------------------------------------------------------------------------------------------
H.   Addition for a system, principle or agent
-------------------------------------------------------------------------------------------------------------------
     1.   Setup of new system                          $1,000.00
-------------------------------------------------------------------------------------------------------------------
     2.   Setup of new principle/agent                 $1,000.00
-------------------------------------------------------------------------------------------------------------------
     3.   Add new agents (up to 10)                      $375.00
-------------------------------------------------------------------------------------------------------------------
I.   Equipment interface
-------------------------------------------------------------------------------------------------------------------
     1.   Startup/conversion for:
-------------------------------------------------------------------------------------------------------------------
          a.   Jerrold 2000, 4000, AH1, AH2,          $15,000.00
               AH2E, AH4, AH4E or AH8
-------------------------------------------------------------------------------------------------------------------
          b.   Scientific Atlanta SM III, IV, V,      $15,000.00
               10, or 20
-------------------------------------------------------------------------------------------------------------------
          c.   Tocom                                  $15,000.00
-------------------------------------------------------------------------------------------------------------------
          d.   Zenith intel, PC or HP 1000            $15,000.00
-------------------------------------------------------------------------------------------------------------------
          e.   Pioneer M1 M2 M3 or M5                 $15,000.00
-------------------------------------------------------------------------------------------------------------------
          f.   PCB change                                $400.00
-------------------------------------------------------------------------------------------------------------------
          g.   Fleet management                       $15,000.00           $132.50
-------------------------------------------------------------------------------------------------------------------
          h.   Sega Interface (Local)                  $4,000.00
-------------------------------------------------------------------------------------------------------------------
          i.   Sega Interface (Centralized)            $2,000.00
-------------------------------------------------------------------------------------------------------------------
          j.   High Speed Data Services Interface     $15,000.00           $159.00
-------------------------------------------------------------------------------------------------------------------
          k.   G.I. ACC400D Digital Interface         $15,000.00           $250.00
-------------------------------------------------------------------------------------------------------------------
          l.   Scientific Atlanta Digital Interface   $15,000.00           $250.00
               (DNCS)
-------------------------------------------------------------------------------------------------------------------
          m.   Additional port to existing             $5,000.00
-------------------------------------------------------------------------------------------------------------------
          n.   Upgrade from 1 way to IPPV on             $400.00
               existing addressable port (PCB
               change)
-------------------------------------------------------------------------------------------------------------------
          o.   HITS Digital Interface                  $5,000.00
-------------------------------------------------------------------------------------------------------------------
               0 to 9,999 subscribers                                      $100.00
-------------------------------------------------------------------------------------------------------------------
               10,000 to 24,999 subscribers                                $150.00
-------------------------------------------------------------------------------------------------------------------
               25,000 and greater subscribers                              $250.00
-------------------------------------------------------------------------------------------------------------------
          p.   Vertex                                 $15,000.00           $250.00
-------------------------------------------------------------------------------------------------------------------
     2.   Cable radio
-------------------------------------------------------------------------------------------------------------------
          a.   DCR startup                             $4,240.00
-------------------------------------------------------------------------------------------------------------------
          b.   Local Dmx startup                       $4,240.00
-------------------------------------------------------------------------------------------------------------------
          c.   Centralized DMX startup                 $2,120.00
-------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

--------------------------------------------------------------------------------
                       CCS VIDEO ANCILLARY SERVICE FEES

--------------------------------------------------------------------------------


                    ITEM                                   ONE TIME          MONTHLY          MONTHLY          PER ITEM
                                                            CHARGE           CHARGE           CHARGE
                                                             PER              PER              PER
                                                            SYSTEM           SYSTEM         SUBSCRIBER
-----------------------------------------------------------------------------------------------------------------------------
J. File maintenance (each request)                           Quote
-----------------------------------------------------------------------------------------------------------------------------
K. Special reports (each request)
-----------------------------------------------------------------------------------------------------------------------------
   1. Duplicate terminal address reports                   $265.00
-----------------------------------------------------------------------------------------------------------------------------
   2. Duplicate house address report                       $265.00
-----------------------------------------------------------------------------------------------------------------------------
   3. Duplicate house/sub compare report                   $265.00
-----------------------------------------------------------------------------------------------------------------------------
   4. Duplicate sub/converter compare report               $265.00
-----------------------------------------------------------------------------------------------------------------------------
   5. Duplicate phone report                               $265.00
-----------------------------------------------------------------------------------------------------------------------------
   6. Trouble call reports
-----------------------------------------------------------------------------------------------------------------------------
      a. Repeat trouble calls (CPWM-060)                                      $15.90
-----------------------------------------------------------------------------------------------------------------------------
      b. Trouble calls within 60 days of                                      $26.50
         install (CPWM-400)
-----------------------------------------------------------------------------------------------------------------------------
L. Tape Requests (per request)
-----------------------------------------------------------------------------------------------------------------------------
   1. Subscriber Masterfile                                $424.00
-----------------------------------------------------------------------------------------------------------------------------
   2. House Masterfile                                     $424.00
-----------------------------------------------------------------------------------------------------------------------------
   3. Converter Masterfile                                 $424.00
-----------------------------------------------------------------------------------------------------------------------------
   4. Work Order Masterfile                                $424.00
-----------------------------------------------------------------------------------------------------------------------------
   5. General Ledger                                       $371.00
-----------------------------------------------------------------------------------------------------------------------------
   6. Financial Summary Tape                               $371.00
-----------------------------------------------------------------------------------------------------------------------------
   7. General Ledger & Financial Summary                   $530.00
-----------------------------------------------------------------------------------------------------------------------------
M. User data/report data files - special services
-----------------------------------------------------------------------------------------------------------------------------
   1. Late user data file cards                            $318.00
-----------------------------------------------------------------------------------------------------------------------------
   2. Late reports data file cards                         $212.00
-----------------------------------------------------------------------------------------------------------------------------
   3. Late statement message card                          $212.00
-----------------------------------------------------------------------------------------------------------------------------
   4. Special user data file build                         $318.00
-----------------------------------------------------------------------------------------------------------------------------
   5. Special reports data file build                      $318.00
-----------------------------------------------------------------------------------------------------------------------------
N. Deconversion fees
-----------------------------------------------------------------------------------------------------------------------------
   1. Per set of deconversion tapes                     $10,000.00
-----------------------------------------------------------------------------------------------------------------------------
   2. Online access fee                                      Quote
-----------------------------------------------------------------------------------------------------------------------------
O. Statement Reruns
-----------------------------------------------------------------------------------------------------------------------------
   1. Monetary                                                                                                  $0.032 per
                                                                                                                 statement
                                                                                                              plus $424.00
                                                                                                                 per rerun
-----------------------------------------------------------------------------------------------------------------------------
   2. Non-Monetary                                                                                                  $0.032
                                                                                                                 statement
                                                                                                              plus $318.00
                                                                                                                 per rerun
-----------------------------------------------------------------------------------------------------------------------------
P. Special Requests
-----------------------------------------------------------------------------------------------------------------------------
   1. Cycle Freeze - per cycle per PRIN charge                                                                     $300.00
-----------------------------------------------------------------------------------------------------------------------------
   2. Agent Transfer                                                                                             $6,500.00
      (requires 90 day lead time)
-----------------------------------------------------------------------------------------------------------------------------
Q. Converter Batch Upload Via Tape (each tape)             $106.00
-----------------------------------------------------------------------------------------------------------------------------
R. Mass Adjustments (per SAM transaction)                   $26.50                                                  $.0265
-----------------------------------------------------------------------------------------------------------------------------
S. Data Extracts                                             Quote                           $0.05
-----------------------------------------------------------------------------------------------------------------------------
T. Dialog (1st sign-on ID at no charge)
-----------------------------------------------------------------------------------------------------------------------------
   1. Each Additional ID                                                      $30.74
-----------------------------------------------------------------------------------------------------------------------------
   2. Passport                                             $318.00
-----------------------------------------------------------------------------------------------------------------------------



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

--------------------------------------------------------------------------------------------------------------------------
                                                 CCS VIDEO ANCILLARY SERVICE FEES

--------------------------------------------------------------------------------------------------------------------------
                      ITEM                                     ONE TIME          MONTHLY         MONTHLY       PER ITEM
                                                                CHARGE           CHARGE          CHARGE
                                                                 PER              PER             PER
                                                                SYSTEM           SYSTEM        SUBSCRIBER
--------------------------------------------------------------------------------------------------------------------------
    3.   Software/Diskette (each)                                $10.60
--------------------------------------------------------------------------------------------------------------------------
U.  Expand Bill Codes (subscribers who exceed 24                                 $100.00   $0.015/sub who
    billing codes)                                                                  plus   exceed 24
                                                                                           billing codes.
--------------------------------------------------------------------------------------------------------------------------
V.  Frequent Buyer Program (data storage and
    processing)
--------------------------------------------------------------------------------------------------------------------------
         Number of Subscribers                                                  Monthly
                                                                               Access Fee
--------------------------------------------------------------------------------------------------------------------------
         0 - 10,000                                                              $106.00
--------------------------------------------------------------------------------------------------------------------------
         10,001 - 50,000                                                         $212.00
--------------------------------------------------------------------------------------------------------------------------
         50,001 - 100,000                                                        $318.00
--------------------------------------------------------------------------------------------------------------------------
         100,001 - 200,000                                                       $424.00
--------------------------------------------------------------------------------------------------------------------------
         200,001 - 500,000                                                       $530.00
--------------------------------------------------------------------------------------------------------------------------
         Over 500,000                                                            $636.00
--------------------------------------------------------------------------------------------------------------------------
W.  System Enhancements
--------------------------------------------------------------------------------------------------------------------------
         Programming Charge per hour                                                                            $150.00
--------------------------------------------------------------------------------------------------------------------------

  *Select Reporting is included in the BSC subject to the following allowances:
  . System Select Reporting Allowance - 1.5 Select Reports per 1,000 basic subscribers per system per month.
  .  Division Office Reporting Allowances - 50 Select Reports per month.

  Basic Monthly Subscriber shall mean any subscriber who is active during the billing month plus any disconnected or pending subscriber who has a debit or credit balance at the beginning or end of the month or had such a balance during the billing month.

  #3284
  3/24/98

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

CCS/TM/ Video Conversion Services (Reimbursable Expenses are excluded and
-------------------------------------------------------------------------
billable)
---------

For manual conversions with subscriber counts of less than 20,000 (per System
-----------------------------------------------------------------------------
Site):
------

CSG Start-Up Fee - $5,000.00 (per System Site)
CSG Support - $1,500/day plus Reimbursable Expenses
On Data Bases Over 10K Subs, CSG will offer the following:
- Programmatic Load of House Data - $5,000.000 (per System Site)
- Programmatic Load of Converter Data - $1,500 (per System Site)

For Programmatic conversions (per System Site):
-------------------------------------------------------------------------------------------------------
                                                                     SITE SIZE
-------------------------------------------------------------------------------------------------------
                                        20,000 to     30,000 to      60,000 to     Greater than 90,000
                                        ------        ------         ------
                                        29,999        59,999         90,000
-------------------------------------------------------------------------------------------------------
1. Known Processor
-------------------------------------------------------------------------------------------------------
   Total Conversion/Implementation Fee  $17,309       $20,728        $26,235       $37,778
-------------------------------------------------------------------------------------------------------
2. Foreign Processor
-------------------------------------------------------------------------------------------------------
   Total Conversion/Implementation Fee  $33,090       $36,509        $42,016       $53,560
-------------------------------------------------------------------------------------------------------

Known Processors: BSI, EDS - System 1 (CMS), Service Electric, CableData, ISD, Toner, CableMax, Parallex, Touchstone, Cablestar, Quickdata.

Computer Based Training
-----------------------
1. Student Numbers/Instructor plus 2 students           $65.00 per month per System Site
2. Additional students                                  $25.00 per month per System Site
3. CBT Course Materials (each set)                      $50.00 one time charge per System Site
4. Code Table Books                                     $5.00 one time charge per System Site
5. CBT Job Aids (each)                                  $5.00 one time charge per System Site

Additional Training
-------------------
One trainer (eight hour day)                            $1,250.00 per day minimum
                                                        plus Reimbursable Expenses

Documentation
-------------
1. Cable User Guides (4 volumes)                        $200.00 one time charge per System Site
2. Cable User Date File (1 volume)                      $50.00 one time charge per System Site

Renaissance Media MSO Set-Up Fees
---------------------------------
1. Agent transfer fee for the existing CCS System Sites listed under Exhibit A-1) - $32,500.00.
2. One-time set-up fee (to set-up a new system number for Renaissance Media) - $1,000.00.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

2. CSG VANTAGE(TM) - (Schedule C)
---------------------------------
One Time Start-up Fee: The initial Vantage start-up fee for the Existing CCS
---------------------
System Sites listed under Exhibit A-l is included in the BSC. Any additional System Sites brought under this Agreement will be charged a start-up fee of $15,000 per each System Site.

Monthly Subscriber Fee: Included in Basic Subscriber Charge (BSC)
----------------------
Includes daily database updates, installation and training services and ongoing support.
 . System CPU allotment - 2.0 CPU minutes per 1,000 basic subscribers per System per month (30 User limit).
 . Division office allotment - 1.0 CPU minutes per 2,000 basic subscribers per month (2 User limit).

Systems Integration and Support Fee:
-----------------------------------
Services are provided at CSG's Standard Price List
 . Certifying non-certified hardware/software environment
 . Troubleshooting existing hardware/software environment (first hour is free for Designated Environments)
 . On-site support as requested by customer
 . All maintenance and support fees are subject to an annual increase in accordance with the CPI Index for Urban Wage Earners.

Ancillary Services:
-------------------
Training;
--------
Services are provided at CSG's Standard Price List

Static Database:
----------------
 . One Time Set-up Fee: $5,000
 . Monthly Load Fee: $500/data base
 . Monthly Disk Storage: $100/gigabyte (minimum of $50 per month)

Monetary Transactions (Customer may store between one and six months of data):
------------------------------------------------------------------------------
 . One Time Set-up Fee: $5,000
 . Monthly Processing Fee: $0.001 per sub, $100 minimum
 . Monthly Disk Storage: $100/gigabyte (minimum of $50 per month)

Additional Work Order History:
------------------------------
 . One Time Set-up Fee: $5,000
 . Monthly Processing Fee: $10 for each month beyond two years for each database
 . Monthly Disk Storage: $100/gigabyte (minimum of $50 per month)

Scheduling Calendar:
--------------------
 . One Time Set-up Fee: $5,000
 . Monthly Processing Fee: $10 for each monthly schedule stored
 . Monthly Disk Storage: $100/gigabyte (minimum of $50 per month)

Query Development:
-----------------
Services are provided at CSG's Standard Price List
 . $150/hour

Additional CPU usage: $35 per minute
--------------------

Output Charges: Per agreement
--------------

Third Party Software:
---------------------
Is not incorporated and a separate purchase order shall be executed for third party software at CSG's Standard Price List.

      Forest & Trees                                  $795.00/workstation
      Forest & Trees Annual Maintenance               $199.00/workstation
      Oracle7 Client for Windows and License Fee      $450.00/workstation


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                 $85.00/annual maintenance/workstation

NOTE:
----
 .    CSG will store up to 13 months of Customer's financial data and up to 24 months of Customer's work order data in the CSG Vantage database for so long as Customer pays the Fees and Charges for Vantage.


Training:
--------
Services are provided at CSG's Standard Price List

 .    Basic Vantage training at a regularly scheduled Omaha training class, as space permits. This will be allocated at one (1) class for up to two (2) people for the first $2,000 (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional $2,000 (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.

 .    Basic Vantage training at a scheduled regional training class, as space permits. This will be allocated at one (1) class for up to two (2) people for the first $2,000 (or portion of) of the "Monthly Subscriber Fee" for Vantage. For each additional $2,000 (or portion of) of the "Monthly Subscriber Fee", one (1) additional person may attend the training class.

 .    Basic Vantage training at a customer requested time and/or location is available on at the rate of $1250.00/day plus Reimbursable Expenses for up to eight (8) students.

 .    Vantage documentation when it is provided outside of classroom instruction.
     $250/set, or, "CSGs then current rate".



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

     3. CCS PRINT AND MAIL SERVICES FEES (Schedule G)
     ------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                     ITEM/DESCRIPTION                                                 PRICE


-------------------------------------------------------------------------------------------------------------------------
I.      ESP Processing Fees - Legacy Statement Upgrade
-------------------------------------------------------------------------------------------------------------------------
        A.  First Physical Page, Duplexed (Front & Back),
            Black & White Print Only, Generic Paper and
            Forms
-------------------------------------------------------------------------------------------------------------------------
            1.  Generic Format                                                 $0.035 per statement
-------------------------------------------------------------------------------------------------------------------------
            2.  Data Warehouse Format                                          $0.040 per statement
-------------------------------------------------------------------------------------------------------------------------
            3.  CCS ACSR/Telephony Format                                      Quote
-------------------------------------------------------------------------------------------------------------------------
            4.  Custom Format                                                  Quote
-------------------------------------------------------------------------------------------------------------------------
        B.  Additional Physical Pages, Duplexed (Front &
            Back), Black & White Print Only*
-------------------------------------------------------------------------------------------------------------------------
            1.  Statement                                                     $0.030  per physical page
-------------------------------------------------------------------------------------------------------------------------
            2.  Ad Page/Coupon Page**                                          $0.06  per physical page
-------------------------------------------------------------------------------------------------------------------------
        C.  Start Up Fees                                            $750.00 minimum  based on level of modification
-------------------------------------------------------------------------------------------------------------------------
        D.  CD-ROM Archival (only available for ESP                            $.012  per Data Frame plus postage
            statements)
            standard turn around
-------------------------------------------------------------------------------------------------------------------------
            1.  Duplicate CD-ROM (price each)                                 $90.00
-------------------------------------------------------------------------------------------------------------------------
        E.  ESP Development and Programming                                  $150.00  per hour/minimum per day
-------------------------------------------------------------------------------------------------------------------------
        F.  Special Request Build Fee                                       $1500.00  per build, per System Site
-------------------------------------------------------------------------------------------------------------------------
        G.  ESP Deconversion Fee                                               Quote
-------------------------------------------------------------------------------------------------------------------------
        H.  File transfer through ESP for statement creation off-              Quote  per statement page
            site
-------------------------------------------------------------------------------------------------------------------------
        I.  Statement Extract Fee                                             $0.050  per statement per month
-------------------------------------------------------------------------------------------------------------------------
NOTE:   An additional physical page means text items, such as billing details or system-generated statement messages
*       that overflow onto an additional physical page with no more graphics than those graphics tied to messages via the statement message module and no programmer intervention. The page may include static company information, such as, policies and procedures, payment locations, franchise authorities, etc. Only graphics from the ESP graphics library may be used on the additional physical page. Set-up and changes to this page are billed at the ESP
        Development and Programming Fee.

        An ad page/coupon page means targeted messages, coupons or advertisements using text, graphics and coupon borders
**      generated on an additional physical page. No reverses or dark photos may be used, only gray scale graphics. This page may be duplexed, but only text may be printed on the back side. The conditional logic for this page can be by zip code or franchise. Set-up and changes to this page are billed at the ESP Development and Programming Fee.

-------------------------------------------------------------------------------------------------------------------------
II.     Postage Fees (Refer to Schedule G, Item 2)
-------------------------------------------------------------------------------------------------------------------------
        Cost plus Mail Preparation Fee                          Postage plus $0.0325  per Statement per Mailing
-------------------------------------------------------------------------------------------------------------------------
III.    Print and Mail Ancillary Service Fees
-------------------------------------------------------------------------------------------------------------------------
        A.  One-Time Start-Up Fee Per System Site
-------------------------------------------------------------------------------------------------------------------------
            1.  Generic Statement                                              Quote  based on level of modification
-------------------------------------------------------------------------------------------------------------------------
            2.  Custom Statement                                               Quote
-------------------------------------------------------------------------------------------------------------------------
            3.  Interface Development                                          Quote
-------------------------------------------------------------------------------------------------------------------------
        B.  Past Due Notices (excludes postage)
-------------------------------------------------------------------------------------------------------------------------
            1.  Generic, per notice                                          $0.0795
-------------------------------------------------------------------------------------------------------------------------
            2.  Generic, with bold lettering, per notice                      $0.091
-------------------------------------------------------------------------------------------------------------------------
            3.  Custom, per notice                                             Quote
-------------------------------------------------------------------------------------------------------------------------
        C.  Computer Letters (excludes postage)
-------------------------------------------------------------------------------------------------------------------------
            1.  Generic, per letter                                          $0.1325
-------------------------------------------------------------------------------------------------------------------------
            2.  Custom, per letter                                             Quote
-------------------------------------------------------------------------------------------------------------------------

     #3284
     3/24/98

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

--------------------------------------------------------------------------------
                  ITEM DESCRIPTION                      PRICE


--------------------------------------------------------------------------------
  D. Delinquency Labels
--------------------------------------------------------------------------------
     1. Spooled to site                           $0.0053 per label
--------------------------------------------------------------------------------
     2. Printed 4-up labels                       $0.0143 per label
--------------------------------------------------------------------------------
     3. Printed Cheshire labels                   $0.0127 per label
--------------------------------------------------------------------------------
     4. Printed LAB labels                        $0.0127 per label
--------------------------------------------------------------------------------
     5. Reports ($100.00 minimum charge)           $10.00 per report, per site
--------------------------------------------------------------------------------
  E. Development and Programming                 $150.00 per hour/minimum per
                                                          day
--------------------------------------------------------------------------------
  F. Special Request Build Fee                   $1500.00 per build, per System
                                                          Site
--------------------------------------------------------------------------------
  G. Paper, Envelope, Supply Purchasing            Quote
--------------------------------------------------------------------------------
  H. Inserts
--------------------------------------------------------------------------------
     1. Printing Services
--------------------------------------------------------------------------------
        a. Marketing/ad inserts                    Quote
--------------------------------------------------------------------------------
        b. Other communication                     Quote
--------------------------------------------------------------------------------
     2. Processing (maximum of 5 inserts per     $0.0100 per insert
        statement)
        Two (2) inserts per subscriber statement
        mailed per month is included in the BSC.
--------------------------------------------------------------------------------
     3. Late insert notification                 $150.00 per version per site
--------------------------------------------------------------------------------
     4. Late arrival of inserts                  $150.00 per version per site
--------------------------------------------------------------------------------
     5. Holds or notification of insufficient    $200.00
        inserts
--------------------------------------------------------------------------------
     6. Returns to customer (handling fee)        $25.00 (Shipping costs passed
                                                         to customer)
--------------------------------------------------------------------------------
  I. Deconversion Fee                              Quote
--------------------------------------------------------------------------------
  J. Set Up Charge
--------------------------------------------------------------------------------
     1. Cycle size per System Site less than      $50.00 per cycle per System
        550 statements                                   Site
--------------------------------------------------------------------------------
     2. Cycle size per Systems Site equal to      $15.00 per cycle per System
        or greater than 550 statements and less   Site
        3,000 statements
--------------------------------------------------------------------------------
     3. Cycle size per System Site equal to       No Charge per cycle per System
        or greater than 3,000 statements          Site
--------------------------------------------------------------------------------
Set Up Charge  The set up fee will not be charged to newly converted System
               Sites until the System Site cycle spreads or five (5) months after the conversion date, whichever occurs first.
--------------------------------------------------------------------------------
Postage Postage costs incurred in the delivery of ancillary services to the customer will be treated as a pass-through cost and charged to the customer.
--------------------------------------------------------------------------------
     Note:
     . One (1) page Standard Legacy Statement (generic paper and format) is included in the BSC. All additional pages are $0.03 per page per statement.
     .  Generic carrier and return envelope is included in the BSC.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

4.  TECHNICAL SERVICES - (Schedule B)
-------------------------------------
Fees vary depending on the project. See the respective Statement of Work.

Standard Hourly Rates for Consultants are as follows:

Associate               $100.00 per hour          minimum of $  800.00 per day
Consultant              $125.00 per hour          minimum of $1,000.00 per day
Senior Consultant       $150.00 per hour          minimum of $1,200.00 per day
Principal               $175.00 per hour          minimum of $1,400.00 per day
Project Manager         $200.00 per hour          minimum of $1,600.00 per day
Director                $250.00 per hour          minimum of $2,000.00 per day
Vice President          $300.00 per hour          minimum of $2,400.00 per day

Services are provided at CSG's Standard Price List


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

5. DATA COMMUNICATIONS:
----------------------

Included in the BSC are monthly communication line costs only for the six (6) existing CCS System Sites listed under Exhibit A-1 equivalent to $985.00 per site or one (1) P-P 9.6 KBPS/SNA line. Customer is responsible for installation charges, the incremental cost of communication line upgrades, and for remote site communications costs for the six (6) existing CCS System Sites listed under Exhibit A-1 and for installation, monthly costs and remote site communications costs for any additional sites brought under this Agreement for the fees set forth in this Section 5.


     SNA DATA COMMUNICATION SERVICES - (Without DBAN)
-----------------------------------------------------------------------------------------------------------
NUMBER          MAXIMUM             CIRCUIT SPEED/ Without DBAN           INSTALLATION          MONTHLY
  OF            PRINTERS          (M-P = Multiple Locations per              CHARGE             CHARGE****
DEVICES*        SUPPORTED **                Circuit)
                                   (P-P = Dedicated Circuit per
                                            Location)
-----------------------------------------------------------------------------------------------------------
1-4***          1-480 CPS               M-P 4.8 KBPS / SNA                   $1,800              $411
-----------------------------------------------------------------------------------------------------------
10-35           1-475 LMP               P-P 9.6 KBPS / SNA                   $1,800              $985
                1-480 CPS
-----------------------------------------------------------------------------------------------------------
35-75           1-600 LPM               P-P 19.2 KBPS / SNA                  $1,800             $1,380
                1-475 LPM
-----------------------------------------------------------------------------------------------------------
76-160          2-600 LPM                P-P 56 KBPS / SNA                   $1,800             $2,400
                2-475 LPM
-----------------------------------------------------------------------------------------------------------

NOTE:
     * DEVICES equals terminals, printers, addressable, ARU, and ANI connections.
           Requires 3174-91R controller or SNA gateway.
           Printers just being used for screen print are counted as devices but are not included here.

    **     Requires IBM 3174 controller or SNA gateway.

   *** Printers just being used for screen print are counted as devices but are not included here.

  **** Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS, 19.2 KBPS, and 56 KBPS dial-back-up capability price $65.00 per month, one time installation $175.00. Each site must supply two business lines to connect to the dial-back-up modem. In addition, Customer will pay any usage charges incurred. This capability backs up only the circuit, does not support modems or node. 56 KBPS/SNA circuit is required for each server running to ACSR software.

           If Customer requests to add DBAN to an existing circuit, the additional fee is a one time charge of $175.00 for 9.6 and 19.2KBPS circuits plus $90.00 per month. Customers are responsible for having two (2) Full Business Lines (FBL) installed to support their DBAN on the 9.6 and 19.2 line speeds. The Customer is responsible for any installation fees and monthly recurring fees. For a 56 KBPS circuit Customer the additional fee is a one time charge of $350.00 plus $200.00 per month.

           When DBAN is activated, Customer will incur long distance expenses while operating on the back up lines.

           Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to the following monthly surcharges: submissions of special bid from CSG's Network Provider. Alaska-$1,320 (Circuit); N/A (Dial-Back-Up).Hawaii-$1,875 (Circuit); $50 (Dial-Back-Up).Puerto Rico-$1,200 (Circuit); $50 (Dial-Back-Up)


The fees listed above are subject to change without notice.
Customer will incur order processing and telco expenses for any order cancelled.

#3284
3/24/98

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

     SNA DATA COMMUNICATION SERVICES - (with DBAN)
--------------------------------------------------------------------------------
 NUMBER     MAXIMUM      CIRCUIT SPEED/With DBAN      INSTALLATION    MONTHLY
   OF       PRINTERS     (P-P= Dedicated Circuit per     CHARGE       CHARGE****
DEVICES*   SUPPORTED**          Location)
--------------------------------------------------------------------------------
 1-35***    1-475 LPM        P-P 9.6 KBPS/SNA            $1,800        $1,075
            1-480 CPS
--------------------------------------------------------------------------------
 35-75      1-600 LPM        P-P 19.2 KBPS/SNA           $1,800        $1,370
            1-475 LPM
--------------------------------------------------------------------------------
 76-160     2-600 LPM       P-P 56 KBPS Fan Out/SNA      $1,800        $2,400
            2-475 LPM
--------------------------------------------------------------------------------
  NOTE:
         * DEVICES equals terminals, printers, addressable, ARU, and ANI connections

        ** Requires IBM 3174 controller or SNA gateway

       *** Printers just being used for screen print are counted as devices but are not included here.

      **** Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. For point-to-point circuits running at 9.6 KBPS; 19.2 KBPS; and 56 KBPS.

           Customers are responsible for having two (2) Full Business Lines
           (FBL) installed to support their DBAN on the 9.6 and 19.2 line speeds. The Customer is responsible for any installation fees and monthly recurring fees.

           When DBAN is activated, Customer will incur long distance expenses while operating on the back up lines.

           Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to submissions of special bid from CSG's Network Provider.
--------------------------------------------------------------------------------
  The fees listed above are subject to change without notice.
  Customer will incur order processing and telco expenses for any order cancelled.



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                          MULTI-PROTOCOL CONNECTIONS
                          DATA COMMUNICATIONS PRICING
                   HOST SERVER REQUIRED AT CUSTOMER LOCATION

--------------------------------------------------------------------------------

                             DUAL ROUTER NETWORKS

--------------------------------------------------------------------------------


           CIRCUIT SPEED                INSTALLATION                  MONTHLY CHARGE*
(P-P = Dedicated Circuit per Location      CHARGE        Primary and Secondary (cost per circuit)
-------------------------------------------------------------------------------------------------
              56 KBPS                    $1,200.00                       $1,100.00
-------------------------------------------------------------------------------------------------
             128 KPBS                    $1,800.00                       $3,120.00
-------------------------------------------------------------------------------------------------
             256 KBPS                    $1,800.00                       $3,360.00
-------------------------------------------------------------------------------------------------
             512 KBPS                    $1,800.00                       $4,320.00
-------------------------------------------------------------------------------------------------
           1,544 MBPS                    $1,800.00                       $5,220.00
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            SINGLE ROUTER NETWORKS
          (SECOND CIRCUIT IS AVAILABLE EQUAL TO THE PRIMARY CIRCUIT)


       CIRCUIT SPEED           INSTALLATION        MONTHLY CHARGE*          CHARGE
(P-P=Dedicated Circuit per        CHARGE           Primary Circuit      Second Circuit
         Location)
----------------------------------------------------------------------------------------
         56 KBPS                $1,200.00             $1,100.00             $840.00
----------------------------------------------------------------------------------------
        128 KBPS                $1,800.00             $3,120.00           $2,760.00
----------------------------------------------------------------------------------------
        256 KBPS                $1,800.00             $3,360.00           $2,880.00
----------------------------------------------------------------------------------------
        512 KBPS                $1,800.00             $4,320.00           $3,480.00
----------------------------------------------------------------------------------------
      1,544 MBPS                $1,800.00             $5,220.00           $4,080.00
----------------------------------------------------------------------------------------


     NOTE:
     Token ring or SDLC adapter card can be installed in any of the above configurations
     Token Ring Card is $120.00 per month
     SDLC Adapter Card/SNA Support is $220.00 per month

     All IP connections require a back up connection as reviewed with CSG's Engineer. Includes all modems and maintenance fees for installations and centralized help desk in the Continental U.S. Each site must supply one business line for dial access into the router.

     Locations outside the Continental U.S. can be supported by dedicated circuits, and will be subject to submissions of special bid from CSG's Network Provider.

--------------------------------------------------------------------------------
The fees listed above are subject to change without notice.
Customer will incur order processing and telco expenses for any order cancelled.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.


NETWORK SERVICES - TIMELINES AND PRICING
--------------------------------------------------------------------------------------------------------------------------
                                                          # OF WORK DAYS
     TYPE OF SERVICE                              (Mon - Fri excluding holidays)                   PRICING

--------------------------------------------------------------------------------------------------------------------------
SNA Circuit installations                   35 work days from entry into CSG's order process    per Customer
                                            system. Entry into the system can take 2 -5 days    contract
                                            after the physical site information (complete
                                            address, technical contact and phone number) is
                                            verified. 40 work days from entry into CSG's
Multi-Protocol (MPN) Circuit                order process system after design review of your
installations                               network configuration which can take 7 - 10 days.
--------------------------------------------------------------------------------------------------------------------------
Circuit expedites (SNA circuits only        25 work days (no guarantee on meeting requested     $1000 Processing
-- multi-protocol circuits can not be       deliver date)                                       fee, plus installation
expedited)                                                                                      and monthly line fees.
--------------------------------------------------------------------------------------------------------------------------
Change circuit speed (upgrades
from 4.8 to 9.6, 9.6 bridged to 9.6
point to point, and from 19.2 to 56k
are not included because a new              35 work days                                        $100 processing
circuit is required)                                                                            fee/plus installation
    9.6 point to point to 14.4 or                                                               cost and monthly
19.2                                                                                            line fees
    (only requires a modem change
--------------------------------------------------------------------------------------------------------------------------
Disconnect circuit (Can not be              30 work days                                        $300
expedited)
--------------------------------------------------------------------------------------------------------------------------
On-Prem move                                20 work days                                        $25 plus telco
                                                                                                charges
--------------------------------------------------------------------------------------------------------------------------
Off-Prem move
    Disruptive                              25 work days 35 work days plus 2 - 5 days for       $250 plus telco
    Non-disruptive (New Start Up)           verification of                                     charges
Note: New Start Up = new circuit-           address, technical contact and phone number.
-- refer to Customer contract pricing
--------------------------------------------------------------------------------------------------------------------------
Dial Back up to an Alternate Node           35 work days                                        $100 plus cost of
(DBAN) "SNA ONLY"                                                                               new telco line*
--------------------------------------------------------------------------------------------------------------------------
Switched 56 Backup (56kbps only)            35 work days                                        $100 plus cost of
"SNA ONLY"                                                                                      new telco line**
--------------------------------------------------------------------------------------------------------------------------
Passport                                    10 work days                                        $300 plus a one
                                                                                                time $10 diskette
                                                                                                charge***
--------------------------------------------------------------------------------------------------------------------------
NOTE: Expedites for the following services will incur an additional processing fee              $200 (expedite
                                                                                                processing fee)
--------------------------------------------------------------------------------------------------------------------------
Access Changes (Region Change,               5 work days                                        $200 per controller
Group ID Change, Sys/Prin
Add/Delete)
--------------------------------------------------------------------------------------------------------------------------
Add Terminal Controller Unit (Add           15 work days                                        $300
PU)
--------------------------------------------------------------------------------------------------------------------------
Change Terminal Controller Unit             15 work days                                        $300
--------------------------------------------------------------------------------------------------------------------------
Delete Terminal Controller Unit             15 work days                                        No Charge to the
(Delete PU)                                                                                     Customer
--------------------------------------------------------------------------------------------------------------------------
Reconfigure Terminal                        10 work days                                        $250
Controller/Brixton (various order
types/changes requires a
reconfiguring of the
controller/addressable device)
--------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES


----------------------------------------------------------------------------------------------------------
                                              # OF WORK DAYS
TYPE OF SERVICE                     (Mon. - Fri. excluding holidays)                    PRICING
-------------------------------------------------------------------------------------------------------------
Add R# (Remote Job Entry)             30 work days                                      $400 (first time
Add R# - Change to existing setup     30 work days                                      setup)
                                                                                        $25 (change from
                                                                                        existing setup)
-------------------------------------------------------------------------------------------------------------
Add Ports for terminals, printers,    15 work days                                      $25 per port, $300
PC's and additional sessions                                                            max/controller
-------------------------------------------------------------------------------------------------------------
Change ports                          15 work days                                      $25 per port
-------------------------------------------------------------------------------------------------------------
Delete ports                          15 work days                                      No Charge to the
                                                                                        Customer
-------------------------------------------------------------------------------------------------------------
Re-installation of an addressable     10 work days (assumes all programming and         $125 per hour
device (assumes device was            connectivity remained unchanged)                  (1 hour minimum)
previously disconnected by
Customer)
-------------------------------------------------------------------------------------------------------------
Add Ports for addressable devices     20 work days                                      per contract exhibit
-------------------------------------------------------------------------------------------------------------
Change ports for addressable          20 work days                                      per contract exhibit
devices
-------------------------------------------------------------------------------------------------------------
Add PU for addressable devices        20 work days                                      per contract exhibit
-------------------------------------------------------------------------------------------------------------

  * Customer will incur reoccurring monthly charges plus usage rate (Customer responsible for providing 2 full business lines)

  ** IBM Global provides switch backup link

  *** client will incur hourly usage rate



CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

Equipment Installation Outside Normal Work Hours
------------------------------------------------
 .    Technicians are available for over-the-phone equipment installation during the hours of 5:00 AM and 9:00 PM CST Monday through Friday at no additional charge to the customer. If a customer prefers to have a device installed outside the established work hours, on a weekend, or a holiday --- the customer will be billed at a rate of $125 per hour (1 hour minimum) for technical assistance

Technical and Engineering Services/Support - CSG charges for consulting
--------------------------------------------
services, non-standard installation services and technical assistance on customer owned/leased equipment or customer local/wide area networks)
 .    Technical onsite visit is $1200 per day (8 hour day) plus travel and related expenses
 .    Consulting Services via phone is $125 per hour (1 hour minimum)

Direct Connect Into The CSG Millenium Center
--------------------------------------------
Installation Fee:          $30,000.00
Monthly Recurring:         $7,500.00

CSG Direct Connect:
-------------------
If a customer chooses to do a direct connect into the CSG Denver facility, there are charges associated with this connection. CSG has equipment in place to isolate our customers from one another and to provide a firewall to the mainframe services CSG offers.

CSG customers are responsible for there own circuit(s) into the facility as well as any equipment associated with that circuit, including the DSU(s) and router(s). CSG would then provide a "subnet" into our Cisco router equipment. Mainframe services are provided through our router equipment. The costs associated with this connectivity includes a one-time connect fee, and a monthly fee thereafter. All direct connections must be reviewed and approved by a CSG Engineer.

CSG's Direct Connect Services Include:
   1.    Cisco 7000 and Cisco 7206 Routers
         .    CSG's access to the mainframe services
         .    Redundant power supplies
         .    Configured for "Hot Standby" to provide redundancy and reliability
         .    Covered by Cisco on a 7/24 maintenance agreement
         .    Includes base unit
         .    Includes the cards necessary to supply the ports for our customers
   2.    Managed Hubs
         .    Necessary to provide a "subnet" for each customer on a private dedicated segment of the routers
   3.    Cabinets
         .    Provide the necessary rack space to "cleanly" mount all equipment
   4.    Facility Floor Space
         .    A temperature controlled, UPS'd facility for all customer
              equipment
   5.    Mainframe TIC Connection
         .    CSG pays a cost associated with our connection to the mainframe
   6.    Remote Monitoring
         .    Tools to monitor the Cisco routers, Token Ring subnets, and
              Ethernet subnets
         .    Tools to page an on-call engineer when a threshold has been exceeded
         .    Tools to do packet level analysis
         .    Tools to perform utilization/trending analysis
   7.    Network Engineer
         .    To support CSG's direct connect equipment
         .    Does NOT provide coverage for the customer's equipment


The fees listed above are subject to change without notice.
Customer will incur order processing and telco expenses for any order cancelled.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

6. EQUIPMENT PRICING
--------------------
Provided at CSG's then current rates.


Agreed and accepted this 28 day of March, 1998, by:

CGS SYSTEMS, INC. ("CSG")               Renaissance Media LLC ("Customer")


By: [ILLEGIBLE SIGNATURE]               By: [ILLEGIBLE SIGNATURE]
    -----------------------                 -----------------------

Note: Any other fees and charges for any CSG Product or Service provided or licensed to Customer and not listed above shall be set forth in the subsequently executed Schedule for such Product or Service. Fees for CSG Product or Service not purchased by Customer at time of Agreement Execution Date are subject to change without notice.

Customer is responsible for obtaining and installation of all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to printers, servers, power supply, workstations, printers, concentrators, communications equipment and routers (the "Required Equipment") which are necessary in order for the Customer to utilized the Services and Products as defined in the Master Agreement. Customer shall be responsible for the Required Equipment, including, but not limited to the costs of procuring, installing, bar coding hardware/software, operating and maintaining such Required equipment unless otherwise noted in the Customer's Master Agreement.


                [STAMP OF CSG SYSTEMS INC.
                 LAW DEPARTMENT APPEARS HERE]


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                  SCHEDULE G

                            PRINT AND MAIL SERVICES

1. Services. Subject to the terms and conditions of the Master Agreement and for the fees set forth in Schedule F, CSG will provide to Customer, and Customer
                      ----------
will purchase from CSG, all of Customer's requirements for the Print and Mail Services set forth in this Schedule G for all of Customer's subscriber accounts.
                           ----------

2. Postage. CSG agrees to purchase the postage required to mail statements to Customer's subscribers ("Subscriber Statements"), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services as follows:

(a) Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services based on the then current first class postal rate for each item of first class mail processed by CSG on behalf of Customer less an amount equal to the then current presort credit rate for each item of first class mail which qualifies for the discount rate. This qualification rate will be based on the monthly rate of all of CSG's mailings which are produced at the same CSG facility that qualify for the presort credit rare, or

(b) If Customer gives CSG ninety (90) days written notice of its intent to reimburse CSG for postage expense as set forth in this Section 2(b), Customer shall reimburse CSG for all postage expenses incurred in the performance of the Print and Mail Services based on the fees set forth in Schedule F. Once Customer
                                                       ----------
gives CSG notice that it wishes to use this Section 2(b) as its postage reimbursement option, Customer may modify the method of postage expense reimbursement and reimburse CSG pursuant to Section 2(a) above or any other method.

3. Communications Services. CSG shall provide, at Customer's expense, a data communications line from the CSG data processing center to each of Customer's system site locations identified in Exhibit G-l attached hereto (the "System Sites"). Customer shall pay all fees and charges incurred by CSG in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees described in Schedule F attached
                                                             ----------
hereto. Customer shall electronically transmit all data to CSG in a format approved by CSG. Customer shall, at its expense, obtain all software and equipment necessary for the transmission of data to CSG, and Customer shall be responsible for retransmission of data if any errors occur during transmission.

4. Ancillary Services. At Customer's request, CSG shall provide the ancillary services described in Schedule F attached hereto (the "Ancillary Services") at
                      ----------
the rates described in Schedule F.
                       ----------

5. Enhanced Statement Presentation Services. For the fees set forth in Schedule
                                                                       --------
F, CSG shall develop a customized billing statement (the "ESP Statement") for
--
Customer's subscribers utilizing CSG's enhanced statement presentation services. Customer agrees that CSG's enhanced statement presentation services shall be Customer's sole and exclusive method of mailing Subscriber Statements. The ESP Statements may include CSG's or Customer's intellectual property. "Customer's Intellectual Property" means the trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by Customer that CSG may use in connection with designing, producing and mailing ESP Statements and performing its other obligations pursuant to this Agreement. "CSG Intellectual Property" means trademarks, service marks, other indicia of origin, copyrighted material and art work owned or licensed by CSG end maintained in CSG's public library that may be used in connection with designing, producing and mailing ESP Statements.

(a) Development and Production of ESP Statements. CSG will perform the design,
    --------------------------------------------
development and programming services related to design and use of the ESP Statements (the "Work") and create the work product deliverables (the "Work Product") set forth in a separately executed and mutually agreed upon ESP Work Order (the "Work Order") by the completion date set forth on the Work Order. The ESP Statement will contain the Customer and CSG Intellectual Property set forth on the Work Order. Customer shall pay CSG the Development Fee for the Work and the Work Product set forth on the Work Order upon acceptance of the ESP Statements in accordance with the Work Order. Except with respect to Customer's Intellectual Property, Customer agrees that the Work and Work Product shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Work Product or in CSG's billing and management information software and technology and agrees that the Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Work and the Work Product, CSG will produce ESP Statements for Customer.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

(b) Supplies. CSG will suggest and Customer will select the type and quality of
    --------
the paper stock, carrier envelopes and remittance envelopes for the ESP Statements (the "Supplies"). CSG shall purchase Customer's requirements of Supplies necessary for production and mailing of the ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.
                                       ----------
(c) Right of Customer's Intellectual Property. Customer provides to CSG a
    -----------------------------------------
non-exclusive right to use all of Customer's Intellectual Property necessary to design, produce and mail the ESP Statements directly or indirectly. CSG shall have the right by notice to Customer to cease use of any of Customer's Intellectual Property on ESP Statements at any time. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG's use of Customer's Intellectual Property on the ESP Statements will not constitute a misuse or infringement of the Customer's Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG's activities hereunder.

(d) Indemnification Relating to ESP Statements. Customer shall indemnify, defend
    ------------------------------------------
and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under this Section 5, and the Work Product, except for those arising out of CSG Intellectual Property.

6. Per Cycle Minimum. As of the Commencement Date as defined in Section 9 below, for each month that this Agreement is in effect, Customer will maintain per each billing cycle a minimum of five hundred fifty (550) subscribers on the CSG System. Per System Site, Customer will have a minimum of four (4) cycles per month but no more than twenty-eight (28) cycles per month.

7. Discontinuance Fees. During the term of this Schedule G, each month Customer
                                                ----------
shall be responsible for paying CSG the actual Print and Mail Services fees incurred during such month. The parties have mutually agreed upon the fees for the Print and Mail Services to be provided hereunder based upon certain assumed volumes of processing activity, and the length of the term of Schedule G.
                                                              ----------
Customer acknowledges and agrees that, without the certainty of revenue promised by the commitments set forth in this Schedule G, CSG would have been unwilling
                                     ----------
to provide the Print and Mail Services at the fees set forth in the Schedule F.
                                                                    ----------
Because of the difficulty in ascertaining CSG's actual damages for a termination or other breach of this Agreement (including, but not limited to, Schedule G) by
                                                                  ----------
Customer before the expiration of the then-current term with respect to one or more System Site, Customer agrees that, in addition to all other amounts then due and owing to CSG, Customer will pay to CSG (as a contract discontinuance fee and not as a penalty) an amount equal to fifty percent (50%) of Customer's average monthly invoice for Print and Mail Services during the three (3) months prior to any such termination or other breach by Customer, multiplied by the number of months remaining in the term of this Schedule G, had there been no
                                               ----------
breach or termination ("Discontinuance Fee"). Customer acknowledges and agrees that the Discontinuance Fee is a reasonable estimation of the actual damages which CSG would suffer if CSG were to fail to receive the amount of processing business contemplated by this Schedule G. Customer shall not be required to pay
                              ----------
the Discontinuance Fee if CSG terminates this Schedule G other than as a result
                                              ----------
of Customer's breach of its obligations hereunder or if Customer terminates the Schedule G for a material, uncured breach by CSG.
----------

8. Deposit. At least seven (7) days prior to the Commencement Date of the Print and Mail Services set forth in Section 9 below, Customer shall pay CSG a security deposit (the "Deposit") for the payment of the expenses described in Sections 2 and 3 of this Schedule G (the "Disbursements"). The Deposit will
                         ----------
equal the estimated amounts of Disbursements for one (1) month as determined by CSG based upon the project volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit for any month, Customer shall, within thirty (30) days of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. If Customer fails to pay the additional amount requested within such 30-day period, CSG may terminate this Master Agreement as provided for in Section 16. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the Disbursements incurred by Customer on a monthly basis are less than the Deposit for three (3) consecutive months. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any invoice from CSG which remains unpaid during the term of this Agreement, and Customer agrees to replenish any such Deposit amount as set forth above. Any portion of the Deposit that remains after the payment of all amounts due to CSG following the termination or

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
expiration of this Master Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

9. Term. The first day of the calendar month in which the Print and Mail Services commence shall be referred to as the Commencement Date." Unless terminated pursuant to Section 16 of the Master Agreement, the Print and Mail Services shall continue for a period of six (6) years from the Commencement Date (the "Initial Term") and shall automatically be extended for additional one-year terms (the "Additional Terms") unless either party gives the other party at least six (6) months prior written notice of such party's intent not to extend.


Agreed and accepted this 28 day March, 1998, by:

CSG SYSTEMS, INC. ("CSG")                   RENAISSANCE MEDIA LLC ("Customer")


By: /s/ [ILLEGIBLE SIGNATURE]               By: /s/ [ILLEGIBLE SIGNATURE]
    -------------------------                   -------------------------

Exhibit G-1.............SYSTEM SITES




                               CSG SYSTEMS INC.
                                  Approved as
                                  to form and
                                   Legality

                               [INITIALS    3-31-98
                              APPEAR HERE]

                                 LAW DEPARTMENT


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                  EXHIBIT G-1

                                 System Sites

St. Landry, LA
Thibodeaux, LA
New Roads, LA
Slidell, LA
Jackson, TN
Picayune, MS
Ferndale, NY


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES.

                                   SCHEDULE H

                 INCORPORATED THIRD PARTY SOFTWARE AND LICENSES
                                       and
                               THIRD PARTY RIGHTS

                         ADDITIONAL TERMS AND CONDITIONS

A. INCORPORATED THIRD PARTY SOFTWARE
   ---------------------------------
The following terms and conditions supplement, and where in conflict, supersede the terms and conditions contained in the Master Agreement, but solely with respect to the identified item of Incorporated Third Party Software.

1. WARRANTY.

a. Limited Warranty. CSG warrants that the Incorporated Third Party Software
   ----------------
will conform with the applicable specifications contained in the documentation accompanying the Incorporated Third Party Software at the time of delivery, and perform substantially as described therein, for the period specified below:




         Oracle (runtime license)      One year from the date on which the
                                       Oracle software is delivered by Oracle
                                       to CSG, or if no delivery is necessary,
                                       the effective date set forth on the
                                       order form for the Oracle software.


b. Remedies. In case of breach of warranty or any other duty related to the
   --------
quality of the Incorporated Third Party Software as set forth in Section 1(a), CSG or its representative will correct or replace any defective item of Incorporated Third Party Software or, if not practicable, CSG will accept the return of the defective item of Incorporated Third Party Software and refund to Customer (i) the amount actually paid to CSG for the defective item of Incorporated Third Party Software, less amortization based on a five (5) year straight line amortization schedule. Customer acknowledges that this Paragraph sets forth Customer's exclusive remedy, and CSG's exclusive liability, for any breach of warranty or other duty related to the quality of the Incorporated Third Party Software.

c. Disclaimer. THE ABOVE LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES
   ----------
OR CONDITIONS, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS LICENSORS, AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, SATISFACTION, FITNESS FOR PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT) WHICH ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

2.  INFRINGEMENT.
a. Indemnity. If an action is brought against Customer claiming that the
   --------
Incorporated Third Party Software infringes a patent or copyright within the United States, CSG will, subject to this Section and Section 1/1 of the Master Agreement, defend Customer at CSG's expense and pay the damages and costs finally awarded against Customer in the infringement action, but only if (i) Customer notifies CSG promptly upon learning that the claim might be asserted,
(ii) CSG or its licensor has sole control over the defense of the claim and any negotiation for its settlement or compromise and (iii) Customer takes no action that, in CSG's judgment, is contrary to CSG's or its licensor's interest.

b. Alternative Remedy. If a claim described in Section 2(a) may be or has been
   ------------------
asserted, Customer will permit CSG, at CSG's option and expense, to (i) procure the right to continue using the Incorporated Third Party Software, (ii) replace or modify the Incorporated Third Party Software to eliminate the infringement while providing functionally equivalent performance or (iii) accept the return of the Specific item of Incorporated Third Party Software subject to the claim and


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES
refund to Customer the amount actually paid to CSG for such item of Incorporated Third Party Software, less amortization based on a 5-year straight-line amortization schedule.

c. Limitation. CSG shall have no indemnity obligation to Customer under this
   ----------
Section if the infringement claim results from (i) a correction or modification of the Incorporated Third Party Software not provided by CSG, (ii) the failure to promptly install an Update or Enhancement or (iii) the combination of the Incorporated Third Party Software with other items not provided by CSG.

B. THIRD PARTY RIGHTS
   ------------------
Customer shall be entitled to the benefits of Section 11 of the Master Agreement, subject, however, to the following limitation:

CSG may provide Customer with Products, Incorporated Third Party Software and Services subject to patent or copyright licenses that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (the "Third PartyLicenses"). Customer acknowledges that Customer receives no express or implied license under the Third Party Licenses other than the right to use the Products, Incorporated Third Party Software and Services, as provided by CSG, in the cable system operator industry. Any modification of or addition to the Products, Incorporated Third Party Software or Services or combination with other software, hardware or services not made or provided by CSG is not licensed under the Third Party Rights, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim. Neither Customer nor any third party will have any express or implied rights under the Third Party Licenses with respect to (i) any software, hardware or services not provided by CSG or (ii) any product or service provided by Customer other than through the authorized use of the Products, Incorporated Third Party Software or Services as provided by CSG.

Agreed and accepted this 28 day of March, 1998, by:

CSG SYSTEMS, INC. ("CSG")                     RENAISSANCE MEDIA LLC ("Customer")

By: /s/ [ILLEGIBLE SIGNATURE]                 By: /s/ [ILLEGIBLE SIGNATURE]
    ----------------------------                  ----------------------------


                                CSG SYSTEMS INC.
                                   Approved as
                                   to form and
                                    Legality

                               [INITIALS    3-31-98
                              APPEAR HERE]

                                 LAW DEPARTMENT


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR
 THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES